UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21667

Fidelity Central Investment Portfolios LLC

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2020

Item 1.

Reports to Stockholders

Fidelity® International Equity Central Fund

Annual Report

September 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Equity Central Fund	10.91%	7.68%	6.09%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Equity Central Fund on September 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI World ex USA Index performed over the same period.

Period Ending Values
$18,063	Fidelity® International Equity Central Fund
$15,614	MSCI World ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 3.16% for the 12 months ending September 30, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. The outbreak escalated globally in February, when the index returned -7.90% after a surge in cases outside China pushed investors to safer asset classes. In March, when the outbreak spread in many countries, the index returned -14.45%, the steepest monthly drop since the global financial crisis. A historically rapid and expansive monetary- and fiscal-policy response provided a partial offset to the economic disruption, as did progress on potential treatments and signs of an early recovery in economic activity. This was evident as the index advanced 23.48% in the final six months of the period, supported by broad U.S.-dollar weakness. For the full year, emerging markets (+11%), Japan (+7%) and Europe ex U.K. (+5%) led, whereas the U.K. (-16%), Asia Pacific ex Japan (-5%) and Canada (-2%) lagged. By sector, information technology rose 35%, followed by health care (+23%) and consumer discretionary (+18%). Conversely, energy stocks (-33%) fell hard along with the price of oil. Financials (-17%) and real estate (-14%) also notably lagged.

Comments from Co-Portfolio Manager Steven Kaye:  For the fiscal year, the fund advanced 10.91%, well ahead of the 0.37% gain of the benchmark, the MSCI World ex USA Index. Versus the benchmark, the fund benefited from stock selection, particularly in the industrials, financials, communication services, consumer discretionary and real estate sectors. An underweighting in energy also helped. Choices across nearly all regions added value, especially in Europe (including the U.K.), Japan, the U.S., and emerging markets. Among individual stocks, an underweighting in Royal Dutch Shell helped more than any other stock decision, as shares of the Anglo-Dutch multinational oil company suffered as the coronavirus pandemic hampered oil demand. Elsewhere, shares of HSBC faced pressure due to declining interest rates and the impact of COVID-19. We significantly reduced the fund’s stake in Royal Dutch Shell and eliminated our position in HSBC by period end. It also helped to overweight Danish transport and logistics company DSV Panalpina, which withstood the global trade slump and exceeded second-quarter profit expectations. Conversely, our decision to underweight Canadian firm Shopify detracted. Online retailers like Shopify benefited as the COVID-19 pandemic accelerated the broader shift to e-commerce. An out-of-index stake in U.K.-based specialty insurer Beazley also weighed on the fund’s relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On February 1, 2020, Jeriel Rivera came off of the fund. On August 1, 2020, Isabelle Mast assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of September 30, 2020
Japan	17.7%
United Kingdom	11.1%
Switzerland	9.9%
France	9.2%
Germany	9.1%
Netherlands	6.8%
United States of America*	6.6%
Canada	4.8%
Sweden	3.7%
Other	21.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of September 30, 2020

% of fund's net assets
Stocks and Equity Futures	97.6
Short-Term Investments and Net Other Assets (Liabilities)	2.4

Top Ten Stocks as of September 30, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	3.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.5
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.8
SAP SE (Germany, Software)	1.7
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.6
Sanofi SA (France, Pharmaceuticals)	1.4
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.4
AIA Group Ltd. (Hong Kong, Insurance)	1.4
Diageo PLC (United Kingdom, Beverages)	1.2
Sony Corp. (Japan, Household Durables)	1.2
17.2

Top Market Sectors as of September 30, 2020

% of fund's net assets
Industrials	16.5
Financials	16.1
Health Care	14.3
Information Technology	13.9
Consumer Staples	10.3
Consumer Discretionary	10.1
Materials	5.6
Communication Services	3.7
Real Estate	2.4
Utilities	2.3

Schedule of Investments September 30, 2020

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
Australia - 1.4%
AGL Energy Ltd.	109,346	$1,067,690
Arena (REIT) unit	1,802,955	3,531,106
Coles Group Ltd.	307,559	3,746,922
Commonwealth Bank of Australia	161,616	7,436,969
CSL Ltd.	22,902	4,730,793
Inghams Group Ltd.	1,975,146	4,241,324
National Australia Bank Ltd.	727,003	9,339,769
SP AusNet	584,027	788,398
Treasury Wine Estates Ltd.	697,619	4,482,385
Woodside Petroleum Ltd.	217,908	2,765,704

TOTAL AUSTRALIA		42,131,060

Austria - 0.2%
Erste Group Bank AG	216,800	4,543,595
Bailiwick of Jersey - 0.9%
Experian PLC	694,898	26,110,361
Sanne Group PLC	134,300	1,138,542

TOTAL BAILIWICK OF JERSEY		27,248,903

Belgium - 1.3%
KBC Groep NV	384,785	19,304,331
UCB SA	82,000	9,325,667
Umicore SA	233,964	9,751,759

TOTAL BELGIUM		38,381,757

Bermuda - 1.1%
Cheung Kong Infrastructure Holdings Ltd.	195,500	917,443
Credicorp Ltd. (United States)	42,400	5,257,176
Genpact Ltd.	211,900	8,253,505
Hiscox Ltd.	583,837	6,730,465
IHS Markit Ltd.	172,000	13,503,720

TOTAL BERMUDA		34,662,309

Canada - 4.8%
AltaGas Ltd.	54,500	658,150
ATCO Ltd. Class I (non-vtg.)	19,700	569,451
Barrick Gold Corp. (Canada)	577,609	16,223,632
Boardwalk (REIT)	89,300	1,840,926
Canadian Natural Resources Ltd.	259,200	4,154,052
Canadian Pacific Railway Ltd.	51,500	15,666,010
Canadian Utilities Ltd. Class A (non-vtg.)	29,300	698,861
Cenovus Energy, Inc. (Canada)	716,100	2,791,152
Cogeco Communications, Inc.	25,600	2,099,256
Constellation Software, Inc.	14,200	15,779,164
Emera, Inc.	36,350	1,493,256
Enbridge, Inc.	96,900	2,830,844
First Quantum Minerals Ltd.	674,500	6,012,778
Fortis, Inc.	58,900	2,408,108
Hydro One Ltd. (a)	60,700	1,286,436
Intact Financial Corp.	73,400	7,859,541
Lightspeed POS, Inc.	46,300	1,482,526
Lundin Mining Corp.	1,567,600	8,747,150
Pembina Pipeline Corp.	138,300	2,935,194
Shopify, Inc. (b)	9,000	9,206,730
Sun Life Financial, Inc.	217,000	8,842,642
Suncor Energy, Inc.	318,100	3,884,425
The Toronto-Dominion Bank	467,200	21,631,092
Wheaton Precious Metals Corp.	103,900	5,097,658

TOTAL CANADA		144,199,034

Cayman Islands - 1.2%
Alibaba Group Holding Ltd. sponsored ADR (b)	40,100	11,788,598
Cheung Kong Property Holdings Ltd.	748,000	3,675,474
China Feihe Ltd. (a)	1,223,000	2,859,286
HKBN Ltd.	2,039,170	3,891,488
KE Holdings, Inc. ADR (b)	88,890	5,448,957
Tencent Holdings Ltd.	74,030	5,000,237
Zai Lab Ltd. (b)	15,400	1,281,363
Zai Lab Ltd. ADR (b)	12,800	1,064,576

TOTAL CAYMAN ISLANDS		35,009,979

China - 0.2%
Hangzhou Tigermed Consulting Co. Ltd. (H Shares) (a)(b)	128,200	1,837,175
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	39,907	2,050,154
WuXi AppTec Co. Ltd. (H Shares) (a)	133,800	1,934,851

TOTAL CHINA		5,822,180

Denmark - 2.2%
A.P. Moller - Maersk A/S Series B	10,223	16,161,351
Ascendis Pharma A/S sponsored ADR (b)	9,000	1,388,880
DSV Panalpina A/S	208,500	34,066,481
Vestas Wind Systems A/S	92,450	14,996,063

TOTAL DENMARK		66,612,775

Finland - 0.4%
Fortum Corp.	66,600	1,348,921
Nordea Bank ABP (Stockholm Stock Exchange)	1,297,700	9,860,877

TOTAL FINLAND		11,209,798

France - 9.2%
ALTEN (b)	102,000	9,686,782
Amundi SA (a)	27,600	1,948,049
ARGAN SA	21,000	2,063,278
AXA SA	603,300	11,165,862
Capgemini SA	129,400	16,650,724
Dassault Systemes SA	80,800	15,133,750
Edenred SA	268,000	12,065,917
EDF SA	111,200	1,176,778
ENGIE (b)	221,280	2,962,802
Kering SA	22,998	15,304,769
Legrand SA	154,200	12,326,384
LVMH Moet Hennessy Louis Vuitton SE	113,845	53,268,159
Pernod Ricard SA	143,500	22,906,771
Sanofi SA	430,155	43,106,625
Sartorius Stedim Biotech	13,600	4,697,491
SR Teleperformance SA	63,700	19,686,983
Suez Environnement SA	63,000	1,167,426
Total SA	330,672	11,356,123
Veolia Environnement SA	72,800	1,572,227
VINCI SA	109,021	9,109,422
Vivendi SA	198,940	5,556,171
Worldline SA (a)(b)	59,900	4,924,510

TOTAL FRANCE		277,837,003

Germany - 8.8%
adidas AG	79,200	25,638,105
Allianz SE	83,100	15,941,594
BASF AG	169,247	10,306,478
Bayer AG	198,100	12,221,529
Daimler AG (Germany)	191,800	10,352,162
Delivery Hero AG (a)(b)	64,200	7,385,619
Deutsche Borse AG	86,900	15,262,509
Deutsche Post AG	422,031	19,248,118
Deutsche Telekom AG	387,140	6,445,899
DWS Group GmbH & Co. KGaA (a)	218,200	7,520,081
E.ON AG	282,368	3,112,378
Hannover Reuck SE	81,700	12,663,328
HeidelbergCement AG	82,500	5,060,763
LEG Immobilien AG (c)	34,345	4,904,617
Linde PLC	12	2,841
Rheinmetall AG	108,700	9,782,702
RWE AG	72,430	2,715,759
SAP SE	321,735	50,099,996
Siemens AG	194,050	24,544,202
Symrise AG	40,800	5,644,643
Uniper SE	38,900	1,256,965
Vonovia SE	242,700	16,669,151

TOTAL GERMANY		266,779,439

Hong Kong - 1.8%
AIA Group Ltd.	4,127,000	41,022,783
CLP Holdings Ltd.	262,500	2,451,030
Dah Sing Banking Group Ltd.	2,208,400	1,919,738
Hong Kong Exchanges and Clearing Ltd.	124,870	5,878,067
Power Assets Holdings Ltd.	257,500	1,357,220
Smoore International Holdings Ltd. (a)(b)	346,000	1,569,700

TOTAL HONG KONG		54,198,538

Hungary - 0.2%
OTP Bank PLC (b)	187,400	5,645,939
Richter Gedeon PLC	65,000	1,373,328

TOTAL HUNGARY		7,019,267

India - 0.8%
HDFC Bank Ltd.	792,100	11,661,071
Reliance Industries Ltd.	445,200	13,540,527
Reliance Industries Ltd.	24,986	459,700

TOTAL INDIA		25,661,298

Indonesia - 0.2%
PT Bank Central Asia Tbk	1,306,700	2,385,257
PT Bank Rakyat Indonesia Tbk	20,326,900	4,170,152

TOTAL INDONESIA		6,555,409

Ireland - 1.8%
DCC PLC (United Kingdom)	207,539	16,089,301
Irish Residential Properties REIT PLC	1,952,600	3,227,949
Kerry Group PLC Class A	97,500	12,517,369
Linde PLC	34,500	8,215,485
Ryanair Holdings PLC (b)	103,400	1,372,829
Ryanair Holdings PLC sponsored ADR (b)	153,480	12,548,525

TOTAL IRELAND		53,971,458

Israel - 0.4%
Mizrahi Tefahot Bank Ltd.	365,200	6,475,245
NICE Systems Ltd. (b)	24,752	5,591,725

TOTAL ISRAEL		12,066,970

Italy - 1.2%
Enel SpA	865,336	7,507,582
FinecoBank SpA	794,300	10,947,162
GVS SpA (a)	111,500	1,503,374
Recordati SpA	300,700	15,420,787
Snam Rete Gas SpA	346,600	1,783,563

TOTAL ITALY		37,162,468

Japan - 17.7%
A/S One Corp.	20,100	2,879,679
Advance Residence Investment Corp.	999	2,942,866
Astellas Pharma, Inc.	1,136,600	16,942,838
Axis Co. Ltd. (b)	3,400	34,495
Bandai Namco Holdings, Inc.	108,300	7,935,149
Chubu Electric Power Co., Inc.	120,900	1,470,562
Chugai Pharmaceutical Co. Ltd.	176,300	7,911,548
Chugoku Electric Power Co., Inc.	71,700	896,452
Daiichi Sankyo Kabushiki Kaisha	325,500	9,992,122
Daiichikosho Co. Ltd.	48,670	1,563,156
Daikin Industries Ltd.	75,100	13,876,553
Dip Corp.	72,270	1,488,776
Electric Power Development Co. Ltd.	39,700	612,343
FANUC Corp.	62,600	12,013,915
Fast Retailing Co. Ltd.	13,200	8,295,164
Headwaters Co. Ltd.	500	11,378
Hitachi Ltd.	142,400	4,821,587
Hoya Corp.	378,800	42,772,706
Isuzu Motors Ltd.	290,300	2,538,897
IT Holdings Corp.	258,800	5,496,904
Itochu Corp.	440,900	11,289,616
Kansai Electric Power Co., Inc.	123,600	1,197,918
Kao Corp.	265,000	19,893,752
KDDI Corp.	197,240	4,960,893
Keyence Corp.	61,200	28,609,733
Lifenet Insurance Co. (b)	207,800	2,906,953
Minebea Mitsumi, Inc.	157,000	2,990,573
Mitsubishi Estate Co. Ltd.	420,900	6,375,629
Money Forward, Inc. (b)	94,600	6,847,180
Murata Manufacturing Co. Ltd.	96,600	6,281,625
Nexon Co. Ltd.	389,900	9,725,577
Nintendo Co. Ltd.	13,653	7,737,036
Nitori Holdings Co. Ltd.	80,300	16,658,386
Olympus Corp.	595,400	12,381,786
Oracle Corp. Japan	79,128	8,543,992
ORIX Corp.	513,100	6,408,758
Otsuka Corp.	139,500	7,128,640
Persol Holdings Co., Ltd.	1,077,700	17,603,344
Recruit Holdings Co. Ltd.	799,300	31,744,487
Relo Group, Inc.	299,900	7,203,909
Shin-Etsu Chemical Co. Ltd.	68,200	8,924,265
Shiseido Co. Ltd.	62,400	3,612,334
SMC Corp.	28,400	15,842,563
SoftBank Group Corp.	232,226	14,368,887
Sony Corp.	462,600	35,454,605
Sumitomo Mitsui Financial Group, Inc.	267,000	7,465,535
Suzuki Motor Corp.	205,600	8,807,465
T&D Holdings, Inc.	301,900	2,976,229
Taiheiyo Cement Corp.	189,700	4,843,710
Terumo Corp.	162,000	6,449,982
Tohoku Electric Power Co., Inc.	84,440	846,266
Tokio Marine Holdings, Inc.	146,200	6,396,919
Tokyo Electric Power Co., Inc. (b)	272,800	750,246
Tokyo Electron Ltd.	72,300	18,888,716
Tokyo Gas Co. Ltd.	10	228
Toyota Motor Corp.	241,600	16,034,996
Tsuruha Holdings, Inc.	119,000	16,870,280
Z Holdings Corp.	882,600	5,895,262

TOTAL JAPAN		535,415,365

Korea (South) - 0.6%
Big Hit Entertainment Co. Ltd. (b)(d)	2,000	231,535
LG Chemical Ltd.	15,660	8,782,589
Samsung Electronics Co. Ltd.	168,140	8,391,644

TOTAL KOREA (SOUTH)		17,405,768

Luxembourg - 0.4%
B&M European Value Retail SA	1,774,776	11,329,037
Mexico - 0.1%
Grupo Financiero Banorte S.A.B. de CV Series O (b)	631,300	2,187,559
Netherlands - 6.8%
Adyen BV (a)(b)	3,800	7,009,040
Argenx SE ADR (b)	7,400	1,942,648
ASML Holding NV (Netherlands)	128,078	47,308,570
Basic-Fit NV (a)(b)	50,321	1,200,627
BE Semiconductor Industries NV	131,400	5,637,053
Elastic NV (b)	43,500	4,693,215
Euronext NV (a)	127,800	16,017,801
Ferrari NV	71,000	13,040,165
Heineken NV (Bearer)	71,900	6,396,620
IMCD NV	168,100	20,024,227
ING Groep NV (Certificaten Van Aandelen)	1,511,500	10,787,376
JDE Peet's BV	355,700	14,483,815
Koninklijke Philips Electronics NV	397,245	18,757,568
NXP Semiconductors NV	50,800	6,340,348
RHI Magnesita NV	189,545	6,217,208
Unilever NV	159,225	9,669,316
Wolters Kluwer NV	198,800	16,977,770

TOTAL NETHERLANDS		206,503,367

Norway - 0.9%
Adevinta ASA Class B (b)	368,680	6,336,039
Schibsted ASA:
(A Shares)	279,900	12,408,325
(B Shares)	189,170	7,564,772

TOTAL NORWAY		26,309,136

Poland - 0.2%
CD Projekt RED SA (b)	44,000	4,762,664
Portugal - 0.1%
Energias de Portugal SA	405,300	1,993,439
Galp Energia SGPS SA Class B	242,524	2,249,529

TOTAL PORTUGAL		4,242,968

Singapore - 0.4%
Parkway Life REIT	1,107,200	3,373,967
United Overseas Bank Ltd.	450,713	6,349,281
Wing Tai Holdings Ltd.	1,995,800	2,550,697

TOTAL SINGAPORE		12,273,945

South Africa - 0.4%
Naspers Ltd. Class N	71,900	12,699,259
Spain - 2.2%
Amadeus IT Holding SA Class A	317,549	17,718,248
Bankinter SA	1,891,500	8,154,443
Cellnex Telecom SA (a)	114,148	6,959,307
Enagas SA	47,100	1,087,605
Gas Natural SDG SA	63,800	1,280,616
Iberdrola SA	2,351,833	28,980,343
Red Electrica Corporacion SA	81,400	1,528,430

TOTAL SPAIN		65,708,992

Sweden - 3.7%
AddTech AB (B Shares)	692,000	9,086,709
ASSA ABLOY AB (B Shares)	537,300	12,562,138
Atlas Copco AB (A Shares)	295,800	14,162,703
Ericsson (B Shares)	481,411	5,268,196
Hexagon AB (B Shares) (b)	224,400	16,983,125
Indutrade AB (b)	309,763	16,629,806
John Mattson Fastighetsforetag (b)	58,869	1,008,336
Lundin Petroleum AB	96,873	1,930,786
NP3 Fastigheter AB	149,000	2,043,044
Svenska Handelsbanken AB (A Shares) (b)	193,345	1,617,673
Swedbank AB (A Shares) (b)	583,100	9,163,339
Swedish Match Co. AB	268,900	22,002,369

TOTAL SWEDEN		112,458,224

Switzerland - 9.9%
Alcon, Inc. (b)	154,451	8,795,984
Julius Baer Group Ltd.	263,540	11,193,175
Lonza Group AG	56,530	34,886,673
Nestle SA (Reg. S)	762,968	90,802,384
Roche Holding AG (participation certificate)	221,460	75,859,032
Siemens Energy AG rights (b)	92,675	2,374,151
Sika AG	115,414	28,356,971
Sonova Holding AG Class B	72,153	18,299,702
Zurich Insurance Group Ltd.	79,556	27,742,394

TOTAL SWITZERLAND		298,310,466

Taiwan - 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	991,000	14,926,204
United Kingdom - 11.1%
Abcam PLC	114,000	1,800,503
AstraZeneca PLC (United Kingdom)	248,100	27,108,515
Beazley PLC	2,818,800	11,122,676
BP PLC	3,463,376	10,016,020
British American Tobacco PLC (United Kingdom)	67,781	2,431,394
Compass Group PLC	1,110,500	16,681,679
Cranswick PLC	115,980	5,426,483
Dechra Pharmaceuticals PLC	280,300	11,660,728
Diageo PLC	1,050,845	36,095,177
Diploma PLC	183,468	5,212,969
Direct Line Insurance Group PLC	2,062,576	7,169,933
Grainger Trust PLC	743,886	2,852,743
Helical Bar PLC	362,403	1,381,837
Hotel Chocolat Group Ltd. (c)	955,500	4,376,899
Informa PLC	297,660	1,442,661
John David Group PLC	863,200	9,015,341
London Stock Exchange Group PLC	271,300	31,122,696
Mondi PLC	776,400	16,424,966
Ocado Group PLC (b)	157,199	5,565,977
Prudential PLC	1,757,643	25,219,223
Reckitt Benckiser Group PLC	145,830	14,219,203
RELX PLC (London Stock Exchange)	1,423,500	31,703,396
Rentokil Initial PLC	2,016,900	13,939,027
Rio Tinto PLC	216,600	13,033,362
Rolls-Royce Holdings PLC	7,051	11,707
Royal Dutch Shell PLC:
Class A (United Kingdom)	273,727	3,417,027
Class B (United Kingdom)	190,130	2,305,717
Scottish & Southern Energy PLC	133,700	2,080,930
Smith & Nephew PLC	506,800	9,927,879
THG Holdings Ltd.	417,200	3,220,314
Victrex PLC	385,200	9,100,854

TOTAL UNITED KINGDOM		335,087,836

United States of America - 3.9%
Ares Management Corp.	191,700	7,748,514
Aspen Technology, Inc. (b)	37,079	4,693,831
Becton, Dickinson & Co.	37,400	8,702,232
Black Knight, Inc. (b)	122,000	10,620,100
Boston Beer Co., Inc. Class A (b)	8,000	7,066,880
Boston Scientific Corp. (b)	215,000	8,215,150
Constellation Brands, Inc. Class A (sub. vtg.)	14,000	2,653,140
Fidelity National Information Services, Inc.	56,000	8,243,760
Global Payments, Inc.	66,310	11,775,330
Intercontinental Exchange, Inc.	85,700	8,574,285
Kosmos Energy Ltd.	672,800	656,384
Marsh & McLennan Companies, Inc.	116,200	13,328,140
NICE Systems Ltd. sponsored ADR (b)	54,300	12,327,729
Philip Morris International, Inc.	61,900	4,641,881
Roper Technologies, Inc.	24,100	9,522,151

TOTAL UNITED STATES OF AMERICA		118,769,507

TOTAL COMMON STOCKS
(Cost $2,449,121,247)		2,929,463,537

Nonconvertible Preferred Stocks - 0.3%
Germany - 0.3%
Porsche Automobil Holding SE (Germany)
(Cost $8,081,839)	176,700	10,545,050
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.1% to 0.1% 11/12/20 to 11/19/20(e)
(Cost $1,669,773)	1,670,000	1,669,798
	Shares	Value

Money Market Funds - 2.2%
Fidelity Cash Central Fund 0.10% (f)	65,325,217	65,338,282
Fidelity Securities Lending Cash Central Fund 0.10% (f)(g)	583,704	583,763
TOTAL MONEY MARKET FUNDS
(Cost $65,922,044)		65,922,045
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $2,524,794,903)		3,007,600,430
NET OTHER ASSETS (LIABILITIES) - 0.4%		13,328,083
NET ASSETS - 100%		$3,020,928,513

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	102	Dec. 2020	$9,451,320	$(179,828)	$(179,828)
TME S&P/TSX 60 Index Contracts (Canada)	5	Dec. 2020	722,091	(439)	(439)
TOTAL FUTURES CONTRACTS					$(180,267)

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $63,955,856 or 2.1% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,042,875.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$511,238
Fidelity Securities Lending Cash Central Fund	242,814
Total	$754,052

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$108,437,941	$40,130,363	$68,307,578	$--
Consumer Discretionary	302,759,523	124,385,764	178,373,759	--
Consumer Staples	312,965,684	102,472,227	210,493,457	--
Energy	65,293,184	19,182,837	46,110,347	--
Financials	480,204,738	235,177,981	245,026,757	--
Health Care	427,223,868	94,191,050	333,032,818	--
Industrials	500,406,106	329,717,247	170,688,859	--
Information Technology	417,475,972	206,199,716	211,276,256	--
Materials	170,747,112	133,639,297	37,107,815	--
Real Estate	71,094,486	41,440,838	29,653,648	--
Utilities	83,399,973	55,969,136	27,430,837	--
Government Obligations	1,669,798	--	1,669,798	--
Money Market Funds	65,922,045	65,922,045	--	--
Total Investments in Securities:	$3,007,600,430	$1,448,428,501	$1,559,171,929	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(180,267)	$(180,267)	$--	$--
Total Liabilities	$(180,267)	$(180,267)	$--	$--
Total Derivative Instruments:	$(180,267)	$(180,267)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(180,267)
Total Equity Risk	0	(180,267)
Total Value of Derivatives	$0	$(180,267)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2020
Assets
Investment in securities, at value (including securities loaned of $567,351) — See accompanying schedule: Unaffiliated issuers (cost $2,458,872,859)	$2,941,678,385
Fidelity Central Funds (cost $65,922,044)	65,922,045
Total Investment in Securities (cost $2,524,794,903)		$3,007,600,430
Cash		120,603
Foreign currency held at value (cost $58,322)		58,307
Receivable for investments sold		6,344,100
Receivable for fund shares sold		1,208,886
Dividends receivable		14,215,524
Distributions receivable from Fidelity Central Funds		9,582
Other receivables		264
Total assets		3,029,557,696
Liabilities
Payable for investments purchased
Regular delivery	$4,838,928
Delayed delivery	233,850
Payable for fund shares redeemed	1,948,934
Payable for daily variation margin on futures contracts	58,281
Other payables and accrued expenses	965,651
Collateral on securities loaned	583,539
Total liabilities		8,629,183
Net Assets		$3,020,928,513
Net Assets consist of:
Paid in capital		$2,587,827,877
Total accumulated earnings (loss)		433,100,636
Net Assets		$3,020,928,513
Net Asset Value, offering price and redemption price per share ($3,020,928,513 ÷ 35,698,404 shares)		$84.62

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2020
Investment Income
Dividends		$47,653,285
Non-Cash dividends		2,618,905
Interest		48,695
Income from Fidelity Central Funds (including $242,814 from security lending)		754,052
Income before foreign taxes withheld		51,074,937
Less foreign taxes withheld		(4,745,928)
Total income		46,329,009
Expenses
Custodian fees and expenses	$318,197
Independent directors' fees and expenses	15,027
Miscellaneous	26
Total expenses		333,250
Net investment income (loss)		45,995,759
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $48,002)	33,950,300
Fidelity Central Funds	5,919
Foreign currency transactions	(444,459)
Futures contracts	(9,384,912)
Total net realized gain (loss)		24,126,848
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $699,730)	202,310,404
Assets and liabilities in foreign currencies	653,241
Futures contracts	(180,267)
Total change in net unrealized appreciation (depreciation)		202,783,378
Net gain (loss)		226,910,226
Net increase (decrease) in net assets resulting from operations		$272,905,985

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$45,995,759	$71,788,242
Net realized gain (loss)	24,126,848	(64,702,648)
Change in net unrealized appreciation (depreciation)	202,783,378	(16,686,120)
Net increase (decrease) in net assets resulting from operations	272,905,985	(9,600,526)
Distributions to shareholders	(52,772,474)	(181,492,635)
Affiliated share transactions
Proceeds from sales of shares	636,315,288	170,137,375
Reinvestment of distributions	52,772,474	181,492,635
Cost of shares redeemed	(321,078,412)	(372,812,401)
Net increase (decrease) in net assets resulting from share transactions	368,009,350	(21,182,391)
Total increase (decrease) in net assets	588,142,861	(212,275,552)
Net Assets
Beginning of period	2,432,785,652	2,645,061,204
End of period	$3,020,928,513	$2,432,785,652
Other Information
Shares
Sold	8,168,239	2,256,424
Issued in reinvestment of distributions	676,964	2,549,322
Redeemed	(4,366,790)	(4,869,713)
Net increase (decrease)	4,478,413	(63,967)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Equity Central Fund

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$77.92	$84.55	$87.45	$74.96	$71.96
Income from Investment Operations
Net investment income (loss)A	1.40	2.23	2.30	2.18	2.09
Net realized and unrealized gain (loss)	6.94	(3.09)	(.27)	12.27	2.87
Total from investment operations	8.34	(.86)	2.03	14.45	4.96
Distributions from net investment income	(1.39)	(2.12)	(2.34)	(1.92)	(1.96)
Distributions from net realized gain	(.25)	(3.65)	(2.60)	(.03)	–
Total distributions	(1.64)	(5.77)	(4.93)B	(1.96)B	(1.96)
Net asset value, end of period	$84.62	$77.92	$84.55	$87.45	$74.96
Total ReturnC	10.91%	(.21)%	2.30%	19.54%	6.95%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	1.77%	2.93%	2.63%	2.74%	2.87%
Supplemental Data
Net assets, end of period (000 omitted)	$3,020,929	$2,432,786	$2,645,061	$3,094,384	$2,138,296
Portfolio turnover rateF	81%	70%	53%	61%	59%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2020

1. Organization.

Fidelity International Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$603,805,055
Gross unrealized depreciation	(136,056,420)
Net unrealized appreciation (depreciation)	$467,748,635
Tax Cost	$2,539,851,356

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,280,640
Capital loss carryforward	$(41,531,096)
Net unrealized appreciation (depreciation) on securities and other investments	$468,189,257

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(41,531,096)

The tax character of distributions paid was as follows:

	September 30, 2020	September 30, 2019
Ordinary Income	$52,772,474	$ 79,651,585
Long-term Capital Gains	–	101,841,050
Total	$52,772,474	$ 181,492,635

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Equity Central Fund	2,384,861,965	2,063,130,774

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Equity Central Fund	$3,270

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $28,660.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $2,691. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity International Equity Central Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 13, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 304 funds. Mrs. Doulton oversees 203 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investments Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period-B April 1, 2020 to September 30, 2020
Fidelity International Equity Central Fund	.0122%
Actual		$1,000.00	$1,288.60	$.07
Hypothetical-C		$1,000.00	$1,024.94	$.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the fund qualify for the dividends–received deduction for corporate shareholders:

October 2019	0%
November 2019	0%
December 2019	2%
February 2020	3%
March 2020	3%
April 2020	3%
May 2020	3%
June 2020	3%
July 2020	3%
August 2020	3%
September 2020	3%

A percentage of the dividends distributed during the fiscal year for the fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

October 2019	19%
November 2019	19%
December 2019	36%
February 2020	100%
March 2020	100%
April 2020	100%
May 2020	100%
June 2020	100%
July 2020	100%
August 2020	100%
September 2020	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.6043 and $0.1883 for the dividend paid December 19, 2019.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

INTCEN-ANN-1120
1.859208.112

Fidelity® Emerging Markets Equity Central Fund

Annual Report

September 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Markets Equity Central Fund	15.71%	11.67%	4.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Equity Central Fund on September 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$16,176	Fidelity® Emerging Markets Equity Central Fund
$12,865	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 3.16% for the 12 months ending September 30, 2020, in what was a bumpy ride for non-U.S. equities, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the crisis and containment efforts caused broad contraction in economic activity, elevated volatility and dislocation in financial markets. The outbreak escalated globally in February, when the index returned -7.90% after a surge in cases outside China pushed investors to safer asset classes. In March, when the outbreak spread in many countries, the index returned -14.45%, the steepest monthly drop since the global financial crisis. A historically rapid and expansive monetary- and fiscal-policy response provided a partial offset to the economic disruption, as did progress on potential treatments and signs of an early recovery in economic activity. This was evident as the index advanced 23.48% in the final six months of the period, supported by broad U.S.-dollar weakness. For the full year, emerging markets (+11%), Japan (+7%) and Europe ex U.K. (+5%) led, whereas the U.K. (-16%), Asia Pacific ex Japan (-5%) and Canada (-2%) lagged. By sector, information technology rose 35%, followed by health care (+23%) and consumer discretionary (+18%). Conversely, energy stocks (-33%) fell hard along with the price of oil. Financials (-17%) and real estate (-14%) also notably lagged.

Comments from Co-Portfolio Manager Sam Polyak:  For the fiscal year, the fund gained 15.71%, outpacing the 9.40% advance of the Fidelity Emerging Markets Equity Central Fund Linked Index. Versus the index, the fund benefited from strong stock selection, particularly in the communication services and consumer discretionary sectors. An overweighting in the latter sector was another positive, as were picks in energy and health care. Conversely, choices in financials and industrials detracted. Geographically, choices in China and Taiwan added notable value while security selection in Brazil hurt. Among individual stocks, it helped to own shares of several online retailers as the COVID-19 pandemic accelerated the broader shift to e-commerce. For example, an overweighting in Meituan Dianping, the operator of a leading food-delivery service in China, helped more than any other stock decision. Shares of Meituan Dianping benefited from strong second-quarter earnings as pandemic-related lockdown efforts in China relaxed and consumers continued to order online. Similarly, Pinduoduo, China’s largest interactive e-commerce platform, and MercadoLibre, an Argentine e-commerce and online auction firm, also contributed to the fund’s relative result. MercadoLibre was not a part of the index. Conversely, it hurt to overweight two bank stocks: Banco do Brasil and India-based Axis Bank. The financials sector faced pressure this period due to declining interest rates and the impact of COVID-19. Also, for the banks, investors worried about potential credit losses. We continued to hold stakes in each of the contributors and detractors we mentioned in the fund on September 30.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Guillermo de Las Casas and Will Pruett assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of September 30, 2020
Cayman Islands	27.1%
Korea (South)	12.5%
India	9.8%
China	9.1%
Taiwan	7.6%
Brazil	5.6%
United States of America*	5.0%
Russia	2.9%
South Africa	2.7%
Other	17.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of September 30, 2020

% of fund's net assets
Stocks and Equity Futures	98.3
Short-Term Investments and Net Other Assets (Liabilities)	1.7

Top Ten Stocks as of September 30, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	8.4
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	7.6
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	6.3
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.8
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	2.0
Ping An Insurance Group Co. of China Ltd. (H Shares) (China, Insurance)	1.5
ICICI Bank Ltd. sponsored ADR (India, Banks)	1.5
JD.com, Inc. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.0
Meituan Dianping Class B (Cayman Islands, Internet & Direct Marketing Retail)	1.0
New Oriental Education & Technology Group, Inc. sponsored ADR (Cayman Islands, Diversified Consumer Services)	0.9
35.0

Top Market Sectors as of September 30, 2020

% of fund's net assets
Consumer Discretionary	20.3
Information Technology	18.0
Financials	16.9
Communication Services	13.2
Materials	6.9
Consumer Staples	6.0
Energy	4.8
Health Care	3.8
Industrials	3.2
Real Estate	2.1

Schedule of Investments September 30, 2020

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value
Bahrain - 0.1%
Ahli United Bank	3,292,894	$2,514,808
Bangladesh - 0.1%
BRAC Bank Ltd.	1,972,177	946,273
Olympic Industries Ltd.	261,516	536,135
Square Pharmaceuticals Ltd.	643,016	1,546,422

TOTAL BANGLADESH		3,028,830

Belgium - 0.3%
Titan Cement International Trading SA	402,000	5,278,839
Bermuda - 1.1%
AGTech Holdings Ltd. (a)	4,092,000	153,407
China Gas Holdings Ltd.	932,800	2,669,394
Credicorp Ltd. (United States)	67,875	8,415,821
GP Investments Ltd. Class A (depositary receipt) (a)	88,607	69,265
Haier Electronics Group Co. Ltd.	648,000	2,355,821
Kunlun Energy Co. Ltd.	4,154,000	2,742,978
Marvell Technology Group Ltd.	59,900	2,378,030
Shangri-La Asia Ltd.	3,600,000	2,951,701

TOTAL BERMUDA		21,736,417

Brazil - 3.6%
Atacadao Distribuicao Comercio e Industria Ltda	2,313,100	8,439,506
B2W Companhia Global do Varejo (a)	372,455	5,967,610
Banco do Brasil SA	2,292,140	12,089,458
BM&F BOVESPA SA	360,300	3,529,283
BR Malls Participacoes SA (a)	764,000	1,140,035
BTG Pactual Participations Ltd. unit	213,700	2,772,137
Centrais Eletricas Brasileiras SA (Electrobras)	367,000	1,981,417
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	53,700	447,508
Companhia de Saneamento de Minas Gerais	106,430	885,606
Direcional Engenharia SA	758,300	1,828,270
Equatorial Energia SA	638,600	2,408,438
LOG Commercial Properties e Participacoes SA	30,900	165,452
MRV Engenharia e Participacoes SA	490,500	1,405,322
Natura & Co. Holding SA	1,044,867	9,512,999
Petrobras Distribuidora SA	410,700	1,473,603
Rumo SA (a)	1,589,900	5,396,017
Suzano Papel e Celulose SA (a)	896,000	7,267,366
Vale SA sponsored ADR (b)	499,115	5,280,637

TOTAL BRAZIL		71,990,664

British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	79,040	2,165,696
Cayman Islands - 27.1%
51job, Inc. sponsored ADR (a)	38,000	2,963,620
Agora, Inc. ADR (a)(b)	5,300	227,794
Akeso, Inc.	760,000	2,608,499
Alibaba Group Holding Ltd. sponsored ADR (a)	570,092	167,595,639
Ant International Co. Ltd. Class C (a)(c)(d)	296,486	3,273,205
Archosaur Games, Inc. (a)(e)	200,000	604,894
Bilibili, Inc. ADR (a)(b)	413,530	17,202,848
Chailease Holding Co. Ltd.	838,228	3,795,903
China Resources Land Ltd.	865,000	3,945,113
China State Construction International Holdings Ltd.	3,952,000	2,592,438
CStone Pharmaceuticals Co. Ltd. (a)(e)	45,330	57,692
Eurocharm Holdings Co. Ltd.	156,000	520,395
Haitian International Holdings Ltd.	1,273,000	2,963,259
Hansoh Pharmaceutical Group Co. Ltd. (a)(e)	1,249,670	6,107,935
Hua Medicine (a)(e)	2,221,970	1,433,594
Innovent Biologics, Inc. (a)(e)	540,530	4,030,838
iQIYI, Inc. ADR (a)(b)	64,600	1,458,668
JD.com, Inc. sponsored ADR (a)	264,300	20,512,323
JHBP CY Holdings Ltd. (a)(e)	142,500	441,287
Kangji Medical Holdings Ltd.	817,500	1,940,047
KE Holdings, Inc. ADR (a)	48,500	2,973,050
Kingdee International Software Group Co. Ltd.	1,197,000	3,122,140
LexinFintech Holdings Ltd. ADR (a)	62,000	424,700
Li Ning Co. Ltd.	3,788,000	17,823,674
Meituan Dianping Class B (a)	625,180	19,693,985
Ming Yuan Cloud Group Holdings Ltd.	53,200	200,264
NagaCorp Ltd.	392,000	468,496
NetEase, Inc. ADR	9,800	4,455,766
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	123,655	18,486,423
NIO, Inc. sponsored ADR (a)	57,900	1,228,638
PagSeguro Digital Ltd. (a)(b)	152,609	5,754,885
Phoenix Tree Holdings Ltd. ADR	40,400	166,044
Pinduoduo, Inc. ADR (a)	142,433	10,561,407
Semiconductor Manufacturing International Corp. (a)	1,274,500	2,983,791
Shenzhou International Group Holdings Ltd.	688,500	11,724,391
Shimao Property Holdings Ltd.	583,720	2,435,249
Sino Biopharmaceutical Ltd.	4,276,810	4,683,292
SITC International Holdings Co. Ltd.	438,000	606,833
StoneCo Ltd. Class A (a)	63,000	3,332,070
Sunny Optical Technology Group Co. Ltd.	365,500	5,677,065
TAL Education Group ADR (a)	128,739	9,789,314
Tencent Holdings Ltd.	2,228,500	150,520,445
Uni-President China Holdings Ltd.	6,298,400	5,776,294
Wise Talent Information Technology Co. Ltd. (a)	587,541	1,470,134
Xinyi Solar Holdings Ltd.	328,000	522,914
YY, Inc. ADR	52,900	4,267,443
Zai Lab Ltd. (a)	18,900	1,572,582
Zai Lab Ltd. ADR (a)	44,030	3,661,975

TOTAL CAYMAN ISLANDS		538,659,255

Chile - 0.1%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	21,300	690,546
Vina Concha y Toro SA	1,431,604	2,344,718

TOTAL CHILE		3,035,264

China - 9.1%
Bafang Electric Suzhou Co. Ltd. (A Shares)	138,500	3,247,181
BBMG Corp. (H Shares)	10,201,500	1,894,178
China Communications Construction Co. Ltd. (H Shares)	3,746,000	1,969,879
China Communications Services Corp. Ltd. (H Shares)	4,886,000	2,884,480
China Jushi Co. Ltd. (A Shares)	100,000	213,921
China Life Insurance Co. Ltd. (H Shares)	7,008,900	15,889,010
China Longyuan Power Grid Corp. Ltd. (H Shares)	11,162,650	7,013,488
China Merchants Bank Co. Ltd. (H Shares)	1,218,000	5,779,916
China Petroleum & Chemical Corp. (H Shares)	15,528,000	6,269,716
China Tower Corp. Ltd. (H Shares) (e)	10,624,000	1,848,352
Chongqing Changan Automobile Co. Ltd. (A Shares) (a)	1,747,300	3,470,101
CRRC Corp. Ltd. (H Shares)	7,469,000	2,991,629
Glodon Co. Ltd. (A Shares)	201,800	2,176,504
Great Wall Motor Co. Ltd. (H Shares)	6,018,500	7,677,300
Guangzhou Automobile Group Co. Ltd. (H Shares)	7,850,000	6,585,278
Haier Smart Home Co. Ltd. (A Shares)	1,268,000	4,095,349
Hangzhou Tigermed Consulting Co. Ltd. (H Shares) (a)(e)	344,800	4,941,170
Industrial & Commercial Bank of China Ltd. (H Shares)	25,786,400	13,432,026
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	361,278	4,796,819
NARI Technology Co. Ltd. (A Shares)	480,800	1,401,912
Pharmaron Beijing Co. Ltd. (H Shares) (e)	454,630	5,692,671
PICC Property & Casualty Co. Ltd. (H Shares)	9,006,900	6,326,968
Ping An Bank Co. Ltd. (A Shares)	1,765,500	3,961,779
Ping An Insurance Group Co. of China Ltd. (H Shares)	2,918,500	30,296,505
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	158,983	8,167,481
Sinopec Engineering Group Co. Ltd. (H Shares)	2,099,500	776,076
Titan Wind Energy Suzhou Co. Ltd. (A Shares)	300,000	330,158
TravelSky Technology Ltd. (H Shares)	944,000	2,028,971
Tsingtao Brewery Co. Ltd. (H Shares)	1,508,000	12,339,840
Venus MedTech Hangzhou, Inc. (H Shares) (a)(e)	187,500	2,001,271
WuXi AppTec Co. Ltd. (H Shares) (e)	468,131	6,769,534
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	937,500	3,150,030

TOTAL CHINA		180,419,493

Colombia - 0.2%
Bancolombia SA sponsored ADR	74,490	1,903,220
Ecopetrol SA	1,033,174	511,593
Interconexion Electrica SA ESP	236,400	1,258,906

TOTAL COLOMBIA		3,673,719

Egypt - 0.2%
Commercial International Bank SAE	579,600	2,444,872
Six of October Development & Investment Co.	1,031,002	825,325

TOTAL EGYPT		3,270,197

France - 0.1%
Ubisoft Entertainment SA (a)	33,000	2,981,517
Germany - 0.3%
Delivery Hero AG (a)(e)	60,400	6,948,464
Hong Kong - 2.2%
China Overseas Land and Investment Ltd.	2,996,460	7,568,987
China Resources Beer Holdings Co. Ltd.	2,458,666	15,100,848
China Unicom Ltd.	8,685,720	5,701,241
CNOOC Ltd.	7,413,000	7,130,403
Everest Medicines Ltd.	49,500	351,288
Far East Horizon Ltd.	4,221,074	3,444,649
Sun Art Retail Group Ltd.	3,208,500	3,562,254

TOTAL HONG KONG		42,859,670

Hungary - 0.2%
OTP Bank PLC (a)	126,500	3,811,160
Iceland - 0.1%
Festi hf	609,800	639,134
Siminn HF	10,600,000	530,977

TOTAL ICELAND		1,170,111

India - 9.8%
Adani Ports & Special Economic Zone Ltd.	989,408	4,620,152
Axis Bank Ltd. (a)	3,012,843	17,486,222
Axis Bank Ltd. GDR (Reg. S) (a)	19,740	580,356
Bharti Infratel Ltd.	142,900	341,309
Computer Age Management Services Private Ltd. (a)	141	2,357
DLF Ltd.	1,050,754	2,189,262
Eicher Motors Ltd.	137,240	4,125,615
Federal Bank Ltd. (a)	2,589,667	1,718,989
HDFC Bank Ltd.	95,500	1,405,924
HDFC Bank Ltd. sponsored ADR (a)	70,541	3,524,228
Housing Development Finance Corp. Ltd.	75,700	1,799,416
ICICI Bank Ltd. (a)	487,938	2,366,036
ICICI Bank Ltd. sponsored ADR (a)	2,742,195	26,955,777
Indraprastha Gas Ltd. (a)	779,320	4,116,515
ITC Ltd.	2,402,287	5,628,170
JK Cement Ltd.	331,898	6,808,282
JM Financial Ltd. (a)	2,033,421	2,145,899
Larsen & Toubro Ltd.	458,678	5,640,359
LIC Housing Finance Ltd. (a)	622,741	2,348,674
Mahanagar Gas Ltd.	108,729	1,230,734
Manappuram General Finance & Leasing Ltd.	2,033,357	4,376,842
Maruti Suzuki India Ltd.	55,500	5,102,554
Mindspace Business Parks (a)(e)	101,200	420,230
Mindspace Business Parks	265,000	986,418
NTPC Ltd.	2,088,702	2,423,535
Oberoi Realty Ltd. (a)	511,012	2,745,108
Petronet LNG Ltd.	793,268	2,383,566
Phoenix Mills Ltd. (a)	160,543	1,276,014
Power Grid Corp. of India Ltd.	2,981,618	6,594,485
Reliance Industries Ltd.	1,276,397	38,820,953
Reliance Industries Ltd.	85,093	1,565,568
Shree Cement Ltd.	26,627	7,356,937
Shriram Transport Finance Co. Ltd.	900,700	7,624,245
State Bank of India (a)	3,334,563	8,440,621
Sunteck Realty Ltd.	72,397	271,306
Tata Consultancy Services Ltd.	109,100	3,701,654
Torrent Pharmaceuticals Ltd.	142,130	5,416,468

TOTAL INDIA		194,540,780

Indonesia - 0.7%
PT Bank Mandiri (Persero) Tbk	22,287,500	7,453,517
PT Bank Rakyat Indonesia Tbk	21,040,500	4,316,550
PT Indofood CBP Sukses Makmur Tbk	600,000	406,687
PT Perusahaan Gas Negara Tbk Series B	7,006,300	438,348
PT United Tractors Tbk	956,100	1,468,985

TOTAL INDONESIA		14,084,087

Japan - 1.3%
Capcom Co. Ltd.	72,800	4,062,862
Freee KK (a)	67,300	5,103,860
Keyence Corp.	6,000	2,804,876
Money Forward, Inc. (a)	64,200	4,646,818
Murata Manufacturing Co. Ltd.	34,800	2,262,946
Rakus Co. Ltd.	209,800	3,763,907
Square Enix Holdings Co. Ltd.	52,500	3,474,520

TOTAL JAPAN		26,119,789

Kazakhstan - 0.1%
JSC Halyk Bank of Kazakhstan GDR unit	208,779	2,233,935
Kenya - 0.1%
Safaricom Ltd.	8,956,433	2,451,669
Korea (South) - 11.5%
AMOREPACIFIC Group, Inc.	135,457	5,680,196
Coway Co. Ltd.	68,450	4,654,785
DuzonBizon Co. Ltd.	23,050	2,065,572
Hanon Systems	240,180	2,543,647
Hyundai Fire & Marine Insurance Co. Ltd.	258,369	4,951,890
Hyundai Mobis	38,093	7,513,219
Hyundai Motor Co.	9,200	1,408,248
Kakao Corp.	30,140	9,420,931
KB Financial Group, Inc.	338,346	10,926,224
Korea Electric Power Corp. (a)	154,179	2,694,191
Korea Electric Power Corp. sponsored ADR (a)	14,700	128,037
LG Chemical Ltd.	7,220	4,049,188
LG Corp.	78,865	5,011,359
NAVER Corp.	12,367	3,144,431
NCSOFT Corp.	9,046	6,252,370
Netmarble Corp. (a)(e)	10,110	1,439,171
POSCO	55,131	9,266,270
S-Oil Corp.	43,680	1,932,793
Samsung Biologics Co. Ltd. (a)(e)	13,088	7,744,179
Samsung Electronics Co. Ltd.	1,918,643	95,756,925
Samsung Fire & Marine Insurance Co. Ltd.	36,745	5,734,858
Samsung SDI Co. Ltd.	28,832	10,718,078
Shinhan Financial Group Co. Ltd.	270,905	6,373,955
SK Hynix, Inc.	254,515	18,333,513

TOTAL KOREA (SOUTH)		227,744,030

Kuwait - 0.6%
Mobile Telecommunication Co.	1,752,800	3,283,640
National Bank of Kuwait	3,082,045	8,751,237

TOTAL KUWAIT		12,034,877

Luxembourg - 0.2%
Adecoagro SA (a)	189,004	882,649
Globant SA (a)	14,200	2,544,924

TOTAL LUXEMBOURG		3,427,573

Mexico - 1.7%
America Movil S.A.B. de CV Series L sponsored ADR	221,500	2,766,535
CEMEX S.A.B. de CV sponsored ADR	2,641,300	10,036,940
Fibra Uno Administracion SA de CV	2,636,100	2,085,132
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	353,296	2,835,923
Grupo Aeroportuario Norte S.A.B. de CV (a)	279,300	1,282,722
Grupo Financiero Banorte S.A.B. de CV Series O (a)	1,375,032	4,764,713
Macquarie Mexican (REIT) (e)	2,896,340	3,557,633
Wal-Mart de Mexico SA de CV Series V	2,478,000	5,945,228

TOTAL MEXICO		33,274,826

Morocco - 0.1%
Attijariwafa Bank (a)	30,051	1,163,181
Label Vie	900	287,201

TOTAL MOROCCO		1,450,382

Multi-National - 0.2%
HKT Trust/HKT Ltd. unit	2,868,000	3,806,718
Netherlands - 1.6%
Adyen BV (a)(e)	3,000	5,533,453
ASML Holding NV (Netherlands)	5,900	2,179,301
NXP Semiconductors NV	17,600	2,196,656
X5 Retail Group NV GDR (Reg. S)	208,600	7,718,200
Yandex NV Series A (a)	222,914	14,545,139

TOTAL NETHERLANDS		32,172,749

Nigeria - 0.3%
Dangote Cement PLC	1,114,110	412,987
Guaranty Trust Bank PLC	36,343,973	2,644,484
Guaranty Trust Bank PLC GDR (Reg. S)	210,274	546,712
Nigerian Breweries PLC	7,975,531	1,013,751
Zenith Bank PLC	21,827,703	1,010,699

TOTAL NIGERIA		5,628,633

Pakistan - 0.1%
Glaxosmithkline Pakistan Ltd.	190,000	210,496
Habib Bank Ltd.	1,803,400	1,422,483
Lucky Cement Ltd.	120,000	468,467
Searle Co. Ltd.	316,200	488,961
United Bank Ltd.	618,400	429,466

TOTAL PAKISTAN		3,019,873

Panama - 0.1%
Copa Holdings SA Class A	52,600	2,647,884
Peru - 0.6%
Alicorp SA Class C	205,559	437,517
Compania de Minas Buenaventura SA sponsored ADR	894,649	10,932,611

TOTAL PERU		11,370,128

Philippines - 1.3%
AC Energy Corp.	7,000,000	449,542
Ayala Corp.	187,275	2,678,349
Ayala Land, Inc.	6,091,000	3,749,516
BDO Unibank, Inc.	903,433	1,612,399
Globe Telecom, Inc.	41,500	1,780,434
International Container Terminal Services, Inc.	748,717	1,708,451
Jollibee Food Corp.	451,563	1,354,016
Metropolitan Bank & Trust Co.	6,757,103	5,350,754
Pilipinas Shell Petroleum Corp. (a)	584,100	195,253
PUREGOLD Price Club, Inc.	1,415,287	1,434,628
Robinsons Land Corp.	3,401,870	1,002,664
Robinsons Retail Holdings, Inc.	556,000	746,645
SM Investments Corp.	136,825	2,495,828
Universal Robina Corp.	777,543	2,156,906

TOTAL PHILIPPINES		26,715,385

Poland - 0.2%
Powszechny Zaklad Ubezpieczen SA	640,300	4,106,441
Romania - 0.2%
Banca Transilvania SA	4,131,021	2,350,277
BRD-Groupe Societe Generale	414,426	1,296,047

TOTAL ROMANIA		3,646,324

Russia - 2.8%
LSR Group OJSC	26,000	285,680
Lukoil PJSC sponsored ADR	196,600	11,379,208
MMC Norilsk Nickel PJSC sponsored ADR	462,200	11,162,130
NOVATEK OAO GDR (Reg. S)	40,500	5,548,500
Sberbank of Russia	2,981,150	8,720,779
Sberbank of Russia sponsored ADR (a)	1,270,192	14,842,194
Tatneft PAO	492,700	2,929,379
Unipro PJSC	35,547,800	1,270,398

TOTAL RUSSIA		56,138,268

Saudi Arabia - 0.1%
Aldrees Petroleum and Transport Services Co.	26,100	460,641
Bupa Arabia for Cooperative Insurance Co. (a)	15,820	517,928
Saudi Arabian Oil Co.	39,200	375,185
Saudi Dairy & Foodstuffs Co.	9,200	447,381

TOTAL SAUDI ARABIA		1,801,135

Singapore - 0.3%
First Resources Ltd.	5,702,800	5,081,743
Slovenia - 0.1%
Krka dd Novo mesto	18,100	1,740,150
South Africa - 2.7%
Absa Group Ltd.	1,483,241	7,909,438
AngloGold Ashanti Ltd.	499,900	13,077,225
Bidvest Group Ltd.	290,362	2,394,143
DRDGOLD Ltd.	743,645	875,881
Impala Platinum Holdings Ltd.	1,532,180	13,306,640
Imperial Holdings Ltd.	298,667	675,790
Naspers Ltd. Class N	64,500	11,392,242
Pick 'n Pay Stores Ltd.	1,469,908	4,120,130

TOTAL SOUTH AFRICA		53,751,489

Taiwan - 7.6%
ECLAT Textile Co. Ltd.	38,000	471,585
Feng Tay Enterprise Co. Ltd.	80,400	482,211
Formosa Plastics Corp.	1,000,000	2,717,091
Largan Precision Co. Ltd.	36,000	4,181,416
MediaTek, Inc.	444,000	9,316,510
Taiwan Semiconductor Manufacturing Co. Ltd.	8,251,869	124,287,671
Unified-President Enterprises Corp.	4,453,000	9,620,869

TOTAL TAIWAN		151,077,353

Thailand - 0.5%
Carabao Group PCL	130,000	483,270
Kasikornbank PCL (For. Reg.)	1,152,100	2,808,110
Mega Lifesciences PCL	368,500	405,970
PTT Global Chemical PCL (For. Reg.)	3,544,900	4,428,804
Siam Cement PCL:
(For. Reg.)	163,900	1,671,331
rights (a)(d)	45,398	30,540
Thai Beverage PCL	1,078,533	479,870
TOA Paint Thailand PCL	314,000	376,310

TOTAL THAILAND		10,684,205

Turkey - 0.4%
Aselsan A/S	1,802,000	4,508,063
Turkiye Garanti Bankasi A/S (a)	3,055,900	2,809,477

TOTAL TURKEY		7,317,540

United Arab Emirates - 0.1%
Dubai Financial Market PJSC (a)	1,682,794	383,916
Emaar Properties PJSC (a)	2,017,033	1,532,070

TOTAL UNITED ARAB EMIRATES		1,915,986

United Kingdom - 1.1%
Antofagasta PLC	125,800	1,661,407
Georgia Capital PLC (a)	48,500	228,737
Midea Group Co. Ltd.(UBS AG London Branch Bank Warrant Program) Class A warrants 7/21/22 (a)(e)	673,700	7,231,289
Mondi PLC	484,642	10,285,984
Network International Holdings PLC (e)	648,200	2,285,058
Shenzhen Transsion Holdings Co. Ltd. (UBS AG London Branch Bank Warrant Program) Class A warrants 7/14/22 (a)(e)	18,000	257,662

TOTAL UNITED KINGDOM		21,950,137

United States of America - 2.3%
Activision Blizzard, Inc.	103,800	8,402,610
Arco Platform Ltd. Class A (a)	38,400	1,568,256
DouYu International Holdings Ltd. ADR (a)	152,100	2,009,241
MercadoLibre, Inc. (a)	15,100	16,345,448
Micron Technology, Inc. (a)	327,800	15,393,488
ON Semiconductor Corp. (a)	78,700	1,707,003

TOTAL UNITED STATES OF AMERICA		45,426,046

Vietnam - 0.6%
Bank For Foreign Trade JSC	311,180	1,139,562
Digiworld Corp.	146,900	348,461
Ho Chi Minh City Development JSCB (a)	514,300	700,348
Ho Chi Minh City Securities Co.	752,082	691,022
Hoa Phat Group JSC	500,000	573,589
Phu Nhuan Jewelry JSC	165,000	437,935
Quang Ngai Sugar JSC	70,000	101,864
Ssi Securities Corp.	909,448	672,389
Vietnam Dairy Products Corp.	676,507	3,201,236
Vietnam Engine & Agricultural Machinery Corp.	252,300	472,045
Viettel Post Joint Stock Corp.	59,899	289,253
Vincom Retail JSC (a)	1,400,400	1,685,850
Vingroup JSC (a)	336,200	1,334,683

TOTAL VIETNAM		11,648,237

TOTAL COMMON STOCKS
(Cost $1,550,713,563)		1,872,552,476

Preferred Stocks - 3.1%
Convertible Preferred Stocks - 0.0%
Hong Kong - 0.0%
Antengene Corp. Series C1 (c)(d)	216,650	612,228
Nonconvertible Preferred Stocks - 3.1%
Brazil - 2.0%
Ambev SA sponsored ADR	2,065,800	4,668,708
Banco do Estado Rio Grande do Sul SA	510,960	1,085,445
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	199,140	1,652,862
Companhia Paranaense de Energia-Copel:
(PN-B)	6,960	76,851
(PN-B) sponsored ADR	132,919	1,464,767
Itau Unibanco Holding SA sponsored ADR	2,764,894	11,004,278
Metalurgica Gerdau SA (PN)	3,117,900	5,218,800
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	1,017,300	7,161,792
sponsored ADR	899,100	6,401,592
Telefonica Brasil SA	174,980	1,352,879
		40,087,974
Cayman Islands - 0.0%
Chailease Holding Co. Ltd. (a)	78,552	271,272
Korea (South) - 1.0%
Hyundai Motor Co. Series 2	118,448	8,958,790
Samsung Electronics Co. Ltd.	242,623	10,506,943
		19,465,733
Russia - 0.1%
Tatneft PAO	84,600	482,635

TOTAL NONCONVERTIBLE PREFERRED STOCKS		60,307,614

TOTAL PREFERRED STOCKS
(Cost $70,523,064)		60,919,842
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.09% to 0.14% 10/8/20 to 12/24/20(f)
(Cost $2,129,792)	2,130,000	2,129,799
	Shares	Value

Money Market Funds - 2.8%
Fidelity Cash Central Fund 0.10% (g)	47,204,608	47,214,048
Fidelity Securities Lending Cash Central Fund 0.10% (g)(h)	7,941,193	7,941,987
TOTAL MONEY MARKET FUNDS
(Cost $55,155,652)		55,156,035
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $1,678,522,071)		1,990,758,152
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(3,950,912)
NET ASSETS - 100%		$1,986,807,240

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	376	Dec. 2020	$20,463,800	$(8,396)	$(8,396)

The notional amount of futures purchased as a percentage of Net Assets is 1.0%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,885,434 or 0.2% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $69,346,377 or 3.5% of net assets.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,129,799.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$1,663,286
Antengene Corp. Series C1	7/11/20	$612,228

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$411,361
Fidelity Securities Lending Cash Central Fund	157,301
Total	$568,662

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$261,742,440	$88,131,531	$173,610,909	$--
Consumer Discretionary	400,639,659	290,902,731	109,736,928	--
Consumer Staples	118,155,443	61,655,188	56,500,255	--
Energy	95,017,762	37,183,318	57,834,444	--
Financials	337,121,261	154,236,369	179,611,687	3,273,205
Health Care	77,422,849	15,392,183	61,418,438	612,228
Industrials	65,286,652	27,715,521	37,571,131	--
Information Technology	358,454,530	186,698,865	171,755,665	--
Materials	135,342,901	98,035,903	37,276,458	30,540
Real Estate	42,340,821	12,730,421	29,610,400	--
Utilities	41,948,000	11,574,790	30,373,210	--
Government Obligations	2,129,799	--	2,129,799	--
Money Market Funds	55,156,035	55,156,035	--	--
Total Investments in Securities:	$1,990,758,152	$1,039,412,855	$947,429,324	$3,915,973
Derivative Instruments:
Liabilities
Futures Contracts	$(8,396)	$(8,396)	$--	$--
Total Liabilities	$(8,396)	$(8,396)	$--	$--
Total Derivative Instruments:	$(8,396)	$(8,396)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of September 30, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(8,396)
Total Equity Risk	0	(8,396)
Total Value of Derivatives	$0	$(8,396)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2020
Assets
Investment in securities, at value (including securities loaned of $7,672,705) — See accompanying schedule: Unaffiliated issuers (cost $1,623,366,419)	$1,935,602,117
Fidelity Central Funds (cost $55,155,652)	55,156,035
Total Investment in Securities (cost $1,678,522,071)		$1,990,758,152
Cash		13,235
Foreign currency held at value (cost $3,331,968)		3,325,583
Receivable for investments sold		5,647,816
Receivable for fund shares sold		620,145
Dividends receivable		3,746,107
Distributions receivable from Fidelity Central Funds		6,218
Receivable for daily variation margin on futures contracts		327,120
Other receivables		147,096
Total assets		2,004,591,472
Liabilities
Payable for investments purchased	$8,569,938
Payable for fund shares redeemed	980,295
Other payables and accrued expenses	292,362
Collateral on securities loaned	7,941,637
Total liabilities		17,784,232
Net Assets		$1,986,807,240
Net Assets consist of:
Paid in capital		$1,716,455,230
Total accumulated earnings (loss)		270,352,010
Net Assets		$1,986,807,240
Net Asset Value, offering price and redemption price per share ($1,986,807,240 ÷ 8,378,115 shares)		$237.14

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2020
Investment Income
Dividends		$37,292,367
Interest		9,832
Income from Fidelity Central Funds (including $157,301 from security lending)		568,662
Income before foreign taxes withheld		37,870,861
Less foreign taxes withheld		(4,431,166)
Total income		33,439,695
Expenses
Custodian fees and expenses	$842,678
Independent directors' fees and expenses	10,651
Interest	164
Miscellaneous	19
Total expenses		853,512
Net investment income (loss)		32,586,183
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $24,649)	8,578,795
Fidelity Central Funds	4,625
Foreign currency transactions	(489,986)
Futures contracts	(727,195)
Total net realized gain (loss)		7,366,239
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $10,247)	217,209,053
Fidelity Central Funds	(652)
Assets and liabilities in foreign currencies	(8,653)
Futures contracts	387,877
Total change in net unrealized appreciation (depreciation)		217,587,625
Net gain (loss)		224,953,864
Net increase (decrease) in net assets resulting from operations		$257,540,047

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,586,183	$38,856,683
Net realized gain (loss)	7,366,239	(43,016,847)
Change in net unrealized appreciation (depreciation)	217,587,625	20,644,267
Net increase (decrease) in net assets resulting from operations	257,540,047	16,484,103
Distributions to shareholders	(49,669,829)	(65,500,810)
Affiliated share transactions
Proceeds from sales of shares	101,125,240	1,234,849,860
Reinvestment of distributions	49,669,829	65,500,810
Cost of shares redeemed	(151,723,010)	(135,282,360)
Net increase (decrease) in net assets resulting from share transactions	(927,941)	1,165,068,310
Total increase (decrease) in net assets	206,942,277	1,116,051,603
Net Assets
Beginning of period	1,779,864,963	663,813,360
End of period	$1,986,807,240	$1,779,864,963
Other Information
Shares
Sold	447,788	5,753,763
Issued in reinvestment of distributions	230,523	336,509
Redeemed	(751,353)	(648,106)
Net increase (decrease)	(73,042)	5,442,166

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Equity Central Fund

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$210.61	$220.61	$246.26	$202.55	$172.95
Income from Investment Operations
Net investment income (loss)A	3.85	7.79B	5.11	4.65	4.05
Net realized and unrealized gain (loss)	28.57	1.52C	(14.13)	44.19	29.35
Total from investment operations	32.42	9.31	(9.02)	48.84	33.40
Distributions from net investment income	(5.52)	(4.54)	(4.95)	(4.06)	(3.80)
Distributions from net realized gain	(.37)	(14.76)	(11.68)	(1.07)	–
Total distributions	(5.89)	(19.31)D	(16.63)	(5.13)	(3.80)
Net asset value, end of period	$237.14	$210.61	$220.61	$246.26	$202.55
Total ReturnE	15.71%	5.22%	(4.20)%	24.55%	19.51%
Ratios to Average Net AssetsF,G
Expenses before reductions	.05%	.06%	.07%	.07%	.09%
Expenses net of fee waivers, if any	.05%	.06%	.07%	.07%	.09%
Expenses net of all reductions	.05%	.06%	.07%	.07%	.09%
Net investment income (loss)	1.76%	3.73%B	2.07%	2.12%	2.23%
Supplemental Data
Net assets, end of period (000 omitted)	$1,986,807	$1,779,865	$663,813	$763,186	$414,821
Portfolio turnover rateH	50%	60%	65%	59%	52%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $2.72 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.43%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2020

1. Organization.

Fidelity Emerging Markets Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$496,153,475
Gross unrealized depreciation	(202,601,835)
Net unrealized appreciation (depreciation)	$293,551,640
Tax Cost	$1,697,206,512

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,637,906
Capital loss carryforward	$(27,735,927)
Net unrealized appreciation (depreciation) on securities and other investments	$293,439,784

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(27,735,927)
Total capital loss carryforward	$(27,735,927)

The tax character of distributions paid was as follows:

	September 30, 2020	September 30, 2019
Ordinary Income	$49,669,829	$ 21,821,182
Long-term Capital Gains	–	43,679,628
Total	$49,669,829	$ 65,500,810

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Equity Central Fund	900,142,421	926,793,514

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Markets Equity Central Fund	$9,503

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Markets Equity Central Fund	Borrower	$7,226,000.27%		$164

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $8,138. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $1,442 from securities loaned to NFS, as affiliated borrower).

8. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Emerging Markets Equity Central Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Markets Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 11, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 304 funds. Mrs. Doulton oversees 203 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolio LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period-B April 1, 2020 to September 30, 2020
Fidelity Emerging Markets Equity Central Fund	.0394%
Actual		$1,000.00	$1,353.40	$.23
Hypothetical-C		$1,000.00	$1,024.80	$.20

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates a percentage of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders:

October 2019	0%
November 2019	0%
December 2019	0%
February 2020	1%
March 2020	1%
April 2020	1%
May 2020	1%
June 2019	1%
July 2019	1%
August 2019	1%
September 2019	1%

A percentage of the dividends distributed during the fiscal year for the fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

October 2019	52%
November 2019	52%
December 2019	64%
February 2020	76%
March 2020	76%
April 2020	76%
May 2020	76%
June 2019	76%
July 2019	76%
August 2019	76%
September 2019	76%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $1.5976 and $0.3476 for the dividend paid December 19, 2019.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

EMQ-ANN-1120
1.876933.111

Fidelity® Floating Rate Central Fund

Annual Report

September 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Floating Rate Central Fund	0.42%	4.38%	5.28%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Floating Rate Central Fund on September 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$16,730	Fidelity® Floating Rate Central Fund
$15,493	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans gained a meager 1.35% for the 12 months ending September 30, 2020, as measured by the S&P/LSTA® Leveraged Performing Loan Index, modestly lagging high-yield bonds but materially underperforming the broad investment-grade fixed-income market. Loans posted monthly gains early on, aided by strong corporate earnings growth and the announcement of a phase-one trade deal between the U.S. and China. Cracks began to appear in the favorable backdrop in January, leading to an eventual collapse in March, as intensifying investor anxiety about the outbreak and spread of COVID-19 sparked a global sell-off in risk assets. The loan market began to recover in late March and continued to rebound in April on hopes that massive government stimulus would be enough to offset the near-term economic fallout from the pandemic. The market rally moderated in June on concerns that a possible second wave of infections could slow progress toward the economy reopening. After posting solid gains in July and August, loans pulled back in September, due to an upsurge in virus cases in Europe, fading hope for more U.S. fiscal stimulus and uncertainty surrounding upcoming U.S. elections. Within the index, industry returns were mixed. More-defensive groups, such as food products (+9%), drugs (+7%) and telecom (+5%), handily outperformed, whereas oil & gas (-11%), leisure goods/activities/movies (-8%) and food service (-2%) suffered due to coronavirus-related lockdowns.

Comments from Co-Portfolio Managers Eric Mollenhauer and Kevin Nielsen:  For the fiscal year, the fund rose 0.42%, trailing the benchmark S&P/LSTA® Leveraged Performing Loan Index. The fund’s core bank loan portfolio, which comprised about 92% of assets, on average, modestly lagged the benchmark and, as a result, hampered relative performance. A cash stake of 4%, on average, was a further relative dampener. At the industry group level, security selection and an overweighting in oil & gas worked against relative performance. Conversely, picks among retailers added the most value versus the benchmark. Turning to individual holdings, falling oil prices placed heavy pressure on energy exploration & production company California Resources (-75%), and it was the biggest relative detractor. An out-of-benchmark equity stake in oil-field services provider Expro (-41%) fell victim to prolonged weakness in the offshore drilling market. On the plus side, major fund holding Bass Pro Shops (+18%) was the top relative contributor. The outdoor retailer reported solid quarterly financial results, driven by cost-saving measures and strong sales once its stores reopened. Avoiding benchmark member American Airlines (-24%) proved advantageous, as COVID-19 continued to weigh heavily on demand for air travel. Looking ahead, excluding oil & gas, we have a fairly positive intermediate-term view of corporate fundamentals and the market’s supply-and-demand backdrop.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of September 30, 2020

(by issuer, excluding cash equivalents)	% of fund's net assets
Bass Pro Shops LLC.	2.4
Intelsat Jackson Holdings SA	2.2
Asurion LLC	1.9
TransDigm, Inc.	1.3
Caesars Resort Collection LLC	1.1
8.9

Top Five Market Sectors as of September 30, 2020

% of fund's net assets
Technology	14.7
Telecommunications	8.9
Services	7.1
Healthcare	6.2
Gaming	6.2

Quality Diversification (% of fund's net assets)

As of September 30, 2020
BBB	4.1%
BB	23.0%
B	58.3%
CCC,CC,C	5.0%
D	0.3%
Not Rated	5.5%
Equities	0.5%
Short-Term Investments and Net Other Assets	3.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of September 30, 2020*
Bank Loan Obligations	92.7%
Nonconvertible Bonds	3.4%
Convertible Bonds, Preferred Stocks	0.1%
Common Stocks	0.4%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.3%

 * Foreign investments - 12.2%

Schedule of Investments September 30, 2020

Showing Percentage of Net Assets

Bank Loan Obligations - 92.7%
	Principal Amount	Value
Aerospace - 1.6%
AI Convoy Luxembourg SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.6501% 1/20/27 (a)(b)(c)	$5,373,000	$5,332,703
Jazz Acquisition, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.4% 6/19/26 (a)(b)(c)	866,250	744,975
TransDigm, Inc.:
Tranche E 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3966% 5/30/25 (a)(b)(c)	3,121,730	2,945,758
Tranche F 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3966% 12/9/25 (a)(b)(c)	11,417,011	10,774,804
Tranche G 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3966% 8/22/24 (a)(b)(c)	6,068,105	5,733,692
WP CPP Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.75% 4/30/25 (a)(b)(c)	4,957,132	4,317,662
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.750% 8.75% 4/30/26 (a)(b)(c)	1,000,000	766,250

TOTAL AEROSPACE		30,615,844

Air Transportation - 1.6%
Delta Air Lines, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 5.75% 4/29/23 (a)(b)(c)	1,870,313	1,865,637
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7204% 4/8/26 (a)(b)(c)	3,917,804	3,444,886
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7204% 4/4/26 (a)(b)(c)	2,106,346	1,852,089
JetBlue Airways Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 6/17/24 (a)(b)(c)	2,611,938	2,589,632
Mileage Plus Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 7/2/27 (a)(b)(c)	6,580,000	6,682,385
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 9/16/27 (b)(c)(d)	5,905,000	5,944,032
Transplace Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/5/24 (a)(b)(c)	3,404,984	3,341,140
WestJet Airlines Ltd. 1LN, term loan 3 month U.S. LIBOR + 2.750% 4% 12/11/26 (a)(b)(c)	4,570,463	3,950,205

TOTAL AIR TRANSPORTATION		29,670,006

Automotive & Auto Parts - 0.4%
North American Lifting Holdings, Inc.:
1LN, term loan 3 month U.S. LIBOR + 9.000% 10% 11/27/20 (a)(b)(c)(e)	708,448	708,448
Tranche 1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 11/27/20 (a)(b)(c)	6,437,426	4,396,762
Tranche 2LN, term loan 3 month U.S. LIBOR + 9.000% 10% 11/27/21 (a)(b)(c)	2,641,000	132,050
UOS LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.4011% 4/18/25 (a)(b)(c)	3,058,179	3,023,774

TOTAL AUTOMOTIVE & AUTO PARTS		8,261,034

Banks & Thrifts - 1.0%
Blackstone CQP Holdco LP Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.7254% 9/30/24 (a)(b)(c)	5,668,150	5,539,200
Citadel Securities LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8966% 2/27/26 (a)(b)(c)	6,726,974	6,680,760
Deerfield Dakota Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 4/9/27 (a)(b)(c)	3,162,075	3,139,023
Russell Investments U.S. Institutional Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.75% 6/1/23 (a)(b)(c)	1,456,135	1,447,034
Victory Capital Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.7985% 7/1/26 (a)(b)(c)	1,575,843	1,550,897

TOTAL BANKS & THRIFTS		18,356,914

Broadcasting - 2.3%
AppLovin Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1466% 8/15/25 (a)(b)(c)	1,189,025	1,168,217
Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.6466% 8/15/25 (a)(b)(c)	5,258,953	5,178,754
Cumulus Media New Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 3/31/26 (a)(b)(c)	487,207	462,847
Diamond Sports Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4% 8/24/26 (a)(b)(c)	12,558,150	9,690,748
Entercom Media Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.500% 2.6448% 11/17/24 (a)(b)(c)	2,884,344	2,707,678
iHeartCommunications, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 5/1/26 (a)(b)(c)	1,635,900	1,571,822
ION Media Networks, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1875% 12/18/24 (a)(b)(c)	3,850,999	3,832,552
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.9051% 9/19/26 (a)(b)(c)	7,897,169	7,712,928
Nielsen Finance LLC Tranche B5 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 6/4/25 (a)(b)(c)	2,718,188	2,712,751
Sinclair Television Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.65% 9/30/26 (a)(b)(c)	2,397,959	2,333,214
Springer Nature Deutschland Gm Tranche B16 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 8/24/24 (a)(b)(c)	4,461,159	4,421,187
Univision Communications, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 3/15/26 (a)(b)(c)	1,765,972	1,716,154

TOTAL BROADCASTING		43,508,852

Building Materials - 1.3%
ACProducts, Inc. 1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 8/13/25 (a)(b)(c)	2,695,875	2,696,549
APi Group DE, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6466% 10/1/26 (a)(b)(c)	4,962,500	4,854,963
GYP Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8966% 6/1/25 (a)(b)(c)	1,765,942	1,731,948
Hamilton Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.23% 1/4/27 (a)(b)(c)	2,931,275	2,857,993
Ingersoll-Rand Services Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 2/28/27 (a)(b)(c)	4,512,325	4,355,657
LEB Holdings U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 9/25/27 (b)(c)(d)	1,305,000	1,293,581
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 9/27/24 (a)(b)(c)	3,209,500	2,940,704
Ventia Deco LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 5/21/26 (a)(b)(c)(e)	4,349,451	4,295,083

TOTAL BUILDING MATERIALS		25,026,478

Cable/Satellite TV - 3.4%
Charter Communication Operating LLC Tranche B2 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9% 2/1/27 (a)(b)(c)	20,704,904	20,205,709
Coral-U.S. Co.-Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.3966% 1/31/28 (a)(b)(c)	8,355,000	8,071,097
CSC Holdings LLC:
Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.500% 2.6524% 4/15/27 (a)(b)(c)	9,576,875	9,267,638
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.4024% 1/15/26 (a)(b)(c)	1,970,000	1,900,636
LCPR Loan Financing LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1524% 10/22/26 (a)(b)(c)	3,750,000	3,742,200
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.4024% 7/17/25 (a)(b)(c)	4,790,392	4,626,129
Virgin Media Bristol LLC Tranche N, term loan 3 month U.S. LIBOR + 2.500% 2.6524% 1/31/28 (a)(b)(c)	4,000,000	3,876,680
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (a)(b)(c)	14,101,728	13,865,947

TOTAL CABLE/SATELLITE TV		65,556,036

Capital Goods - 0.6%
Altra Industrial Motion Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1466% 10/1/25 (a)(b)(c)	2,347,234	2,275,362
CPM Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 8.4051% 11/15/26 (a)(b)(c)	645,000	586,950
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9051% 11/15/25 (a)(b)(c)	2,097,638	1,951,453
MHI Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1466% 9/20/26 (a)(b)(c)	3,726,850	3,708,216
Vertical U.S. Newco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.5666% 7/31/27 (a)(b)(c)	2,175,000	2,154,425

TOTAL CAPITAL GOODS		10,676,406

Chemicals - 2.1%
ASP Chromaflo Dutch I BV Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 11/18/23 (a)(b)(c)	599,678	571,446
ASP Chromaflo Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 11/18/23 (a)(b)(c)	461,178	439,466
Consolidated Energy Finance SA Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6562% 5/7/25 (a)(b)(c)	7,820,000	7,106,425
Element Solutions, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1466% 1/31/26 (a)(b)(c)	2,775,774	2,711,598
Emerald Performance Materials, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 8/7/25 (a)(b)(c)	1,750,000	1,742,353
GrafTech Finance, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 2/12/25 (b)(c)(d)	1,000,000	985,830
Hexion, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.8% 7/1/26 (a)(b)(c)	1,876,250	1,843,416
Messer Industries U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.7204% 3/1/26 (a)(b)(c)	3,915,126	3,827,036
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.500% 3.6875% 10/11/24 (a)(b)(c)	5,317,098	5,095,535
SCIH Salt Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 3/16/27 (a)(b)(c)	2,369,063	2,363,140
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1511% 10/1/25 (a)(b)(c)	9,888,174	9,559,787
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9% 4/3/25 (a)(b)(c)	2,473,916	2,381,144
W. R. Grace & Co.-Conn.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9704% 4/3/25 (a)(b)(c)	745,565	725,248
Tranche B 2LN, term loan 3 month U.S. LIBOR + 1.750% 1.9704% 4/3/25 (a)(b)(c)	1,278,111	1,243,282

TOTAL CHEMICALS		40,595,706

Consumer Products - 0.4%
BCPE Empire Holdings, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1466% 6/11/26 (a)(b)(c)	1,447,405	1,406,400
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1166% 6/11/26 (a)(b)(c)(f)	286,169	278,062
Bombardier Recreational Products, Inc. Tranche B2 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 5/24/27 (a)(b)(c)	4,165,000	4,197,987
Buzz Merger Sub Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8966% 1/29/27 (a)(b)(c)	995,000	972,613
Rodan & Fields LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.1524% 6/15/25 (a)(b)(c)	1,798,600	1,221,555

TOTAL CONSUMER PRODUCTS		8,076,617

Containers - 3.2%
Berlin Packaging, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1606% 11/7/25 (a)(b)(c)	7,145,414	6,917,690
Berry Global, Inc.:
1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1555% 10/1/22 (a)(b)(c)	5,099,973	5,051,371
Tranche Y 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1555% 7/1/26 (a)(b)(c)	4,826,668	4,676,462
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.5229% 4/3/24 (a)(b)(c)	1,451,250	1,359,647
Canister International Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8966% 12/21/26 (a)(b)(c)	1,243,750	1,240,641
Charter Nex U.S., Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3966% 5/16/24 (a)(b)(c)	1,161,290	1,131,050
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 5/16/24 (a)(b)(c)	1,295,526	1,262,063
Consolidated Container Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.75% 5/22/24 (a)(b)(c)	1,017,333	1,005,888
Flex Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4% 12/29/23 (a)(b)(c)	6,641,497	6,483,761
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.5461% 6/29/25 (a)(b)(c)	7,296,851	7,068,824
Graham Packaging Co., Inc. 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 8/4/27 (a)(b)(c)	5,630,000	5,590,140
Pixelle Specialty Solutions LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 10/31/24 (a)(b)(c)	1,226,326	1,220,194
Pregis TopCo Corp. 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8966% 7/31/26 (a)(b)(c)	2,090,983	2,058,573
Reynolds Consumer Products LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 1/30/27 (a)(b)(c)	4,777,753	4,712,059
Reynolds Group Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 2/16/26 (b)(c)(d)	4,125,000	4,046,625
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.9794% 2/5/23 (a)(b)(c)	7,043,630	6,949,456

TOTAL CONTAINERS		60,774,444

Diversified Financial Services - 3.7%
ACNR Holdings, Inc. term loan 14% 9/21/27 (a)(c)(e)	3,678,269	3,678,269
AlixPartners LLP Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6466% 4/4/24 (a)(b)(c)	5,311,648	5,174,714
Alpine Finance Merger Sub LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 7/12/24 (a)(b)(c)	4,656,256	4,586,412
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 1.750% 2.5% 1/15/25 (a)(b)(c)	1,758,396	1,706,857
AVSC Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 10/15/26 (a)(b)(c)	2,977,500	2,233,125
BCP Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/31/24 (a)(b)(c)	3,434,014	3,175,399
Financial & Risk U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.3966% 10/1/25 (a)(b)(c)	13,381,871	13,236,142
Finco I LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6481% 6/27/25 (a)(b)(c)	375,000	372,424
Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.1564% 12/27/22 (a)(b)(c)	1,921,926	1,908,722
Fly Funding II SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.99% 8/9/25 (a)(b)(c)	5,117,562	4,401,103
Focus Financial Partners LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1466% 7/3/24 (a)(b)(c)	1,609,670	1,562,184
GT Polaris, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 8/4/27 (a)(b)(c)	2,295,000	2,275,630
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.525% 3/1/25 (a)(b)(c)	4,598,075	4,529,104
Kingpin Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 7/3/24 (a)(b)(c)	1,207,826	1,026,277
KREF Holdings X LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 9/1/27 (a)(b)(c)	2,655,000	2,641,725
Recess Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 9/29/24 (a)(b)(c)	1,326,148	1,213,426
RPI Intermediate Finance Trust Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 2/11/27 (a)(b)(c)	7,849,867	7,813,914
TransUnion LLC Tranche B5 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 11/16/26 (a)(b)(c)	7,011,383	6,826,213
UFC Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.25% 4/29/26 (a)(b)(c)	1,613,985	1,583,722

TOTAL DIVERSIFIED FINANCIAL SERVICES		69,945,362

Diversified Media - 1.1%
Allen Media LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.7204% 2/10/27 (a)(b)(c)	8,296,985	8,029,905
Lamar Media Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.500% 1.6586% 1/30/27 (a)(b)(c)	1,750,000	1,709,890
Terrier Media Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3966% 12/12/26 (a)(b)(c)	10,783,177	10,502,059

TOTAL DIVERSIFIED MEDIA		20,241,854

Energy - 3.9%
Apro LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 11/14/26 (a)(b)(c)	1,986,106	1,956,314
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 4.8966% 11/3/25 (a)(b)(c)	4,937,500	3,439,808
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/24/24 (a)(b)(c)	5,248,476	4,089,455
Brazos Delaware II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.1562% 5/21/25 (a)(b)(c)	2,722,096	2,051,290
BW Gas & Convenience Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 6.4% 11/18/24 (a)(b)(c)	2,406,250	2,406,250
California Resources Corp.:
2LN, term loan 3 month U.S. LIBOR + 9.000% 10% 1/15/21 (a)(b)(c)(e)	6,467,403	6,467,403
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 11.375% 12/31/21 (a)(b)(c)(g)	13,000,000	249,210
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 5.75% 12/31/22 (a)(b)(c)(g)	11,240,000	4,043,253
ChampionX Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 6/3/27 (a)(b)(c)	2,493,438	2,477,854
Chesapeake Energy Corp. term loan 3 month U.S. LIBOR + 8.000% 9% 6/9/24 (a)(b)(c)(g)	3,375,000	2,361,454
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (a)(b)(c)	2,262,150	2,117,938
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 3/28/24 (a)(b)(c)	6,799,675	6,431,337
Delek U.S. Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3966% 3/31/25 (a)(b)(c)	1,529,442	1,442,141
EG America LLC:
2LN, term loan 3 month U.S. LIBOR + 8.000% 9% 3/23/26 (a)(b)(c)	739,117	708,939
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.2204% 2/6/25 (a)(b)(c)	2,465,356	2,411,808
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.26% 3/1/26 (a)(b)(c)	4,130,000	2,911,650
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 0% 3/1/24 (b)(c)(g)	8,225,000	20,563
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.3948% 7/18/25 (a)(b)(c)	9,537,304	6,239,495
Gulf Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 8/25/23 (a)(b)(c)	3,927,648	2,759,173
Hamilton Projs. Acquiror LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 6/17/27 (a)(b)(c)	4,778,025	4,760,107
Lower Cadence Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1466% 5/22/26 (a)(b)(c)	2,521,092	2,323,187
Matador Bidco SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8966% 10/15/26 (a)(b)(c)	995,000	963,160
Medallion Midland Acquisition Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 10/30/24 (a)(b)(c)	395,721	371,780
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.8125% 11/14/25 (a)(b)(c)	4,101,938	3,896,841
Rockwood Service Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3966% 1/23/27 (a)(b)(c)	5,395,681	5,348,468
Terra-Gen Finance Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 12/9/21 (a)(b)(c)	3,072,916	3,011,458

TOTAL ENERGY		75,260,336

Entertainment/Film - 0.1%
SMG U.S. Midco 2, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.7274% 1/23/25 (a)(b)(c)	2,409,756	2,096,488
Environmental - 0.1%
Tunnel Hill Partners LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6466% 2/8/26 (a)(b)(c)	1,295,275	1,243,464
WTG Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8966% 12/20/24 (a)(b)(c)	1,090,397	1,071,653

TOTAL ENVIRONMENTAL		2,315,117

Food & Drug Retail - 2.5%
Agro Merchants Intermediate Holdings LP Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 12/6/24 (a)(b)(c)	2,841,931	2,777,987
BellRing Brands, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 10/10/24 (a)(b)(c)	2,887,500	2,888,713
BI-LO LLC Tranche B, term loan 3 month U.S. LIBOR + 8.000% 9% 5/31/24 (a)(b)(c)	13,685,000	13,662,146
Froneri U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3966% 1/30/27 (a)(b)(c)	4,558,575	4,371,354
GOBP Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9011% 10/22/25 (a)(b)(c)	1,541,044	1,513,428
JBS U.S.A. Lux SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1466% 5/1/26 (a)(b)(c)	10,353,665	10,058,586
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/20/25 (a)(b)(c)	1,659,406	1,445,757
Lannett Co., Inc.:
Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6% 11/25/20 (a)(b)(c)	71,907	70,708
Tranche B, term loan 3 month U.S. LIBOR + 5.370% 6.375% 11/25/22 (a)(b)(c)	10,323,836	10,091,549

TOTAL FOOD & DRUG RETAIL		46,880,228

Food/Beverage/Tobacco - 1.4%
8th Avenue Food & Provisions, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 7.9005% 10/1/26 (a)(b)(c)	410,000	403,338
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6505% 10/1/25 (a)(b)(c)	1,179,000	1,166,479
Atkins Nutritional Holdings II, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 7/7/24 (a)(b)(c)	2,692,668	2,694,364
Chobani LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/7/23 (a)(b)(c)	9,348,253	9,231,399
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.2204% 2/6/25 (a)(b)(c)	1,408,875	1,378,274
Saffron Borrowco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.750% 6.8966% 6/20/25 (a)(b)(c)	1,229,688	1,229,688
Shearer's Foods, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 9/14/27 (a)(b)(c)	3,577,038	3,547,992
U.S. Foods, Inc.:
1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1466% 9/13/26 (a)(b)(c)	3,586,269	3,418,180
Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 6/27/23 (a)(b)(c)	2,845,424	2,731,607

TOTAL FOOD/BEVERAGE/TOBACCO		25,801,321

Gaming - 5.8%
Affinity Gaming LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 7/1/23 (a)(b)(c)	1,840,549	1,640,389
AP Gaming I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 2/15/24 (a)(b)(c)	1,762,798	1,551,262
Aristocrat International Pty Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/24 (a)(b)(c)	1,092,263	1,085,097
Aristocrat Technologies, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 2.0214% 10/19/24 (a)(b)(c)	1,435,371	1,393,803
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.356% 9/15/23 (a)(b)(c)	1,816,252	1,763,781
Caesars Growth Properties Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.6883% 6/19/25 (a)(b)(c)	14,000,000	13,529,460
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8966% 12/22/24 (a)(b)(c)	23,470,757	21,931,545
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 4/18/24 (a)(b)(c)	5,338,561	5,113,007
Gaming VC Holdings SA Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.25% 3/16/24 (a)(b)(c)	3,980,425	3,910,768
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 10/20/24 (a)(b)(c)	8,663,123	8,284,112
Golden Nugget, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 10/4/23 (a)(b)(c)	13,880,062	12,338,542
Mohegan Tribal Gaming Authority Tranche B, term loan 3 month U.S. LIBOR + 6.370% 7.375% 10/14/23 (a)(b)(c)	2,040,468	1,812,609
PCI Gaming Authority 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6466% 5/29/26 (a)(b)(c)	2,538,198	2,460,986
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 10/15/25 (a)(b)(c)	3,586,866	3,480,551
Playtika Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.000% 7% 12/10/24 (a)(b)(c)	6,625,208	6,622,757
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 3.4713% 8/14/24 (a)(b)(c)	5,138,117	4,822,688
Stars Group Holdings BV Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.7204% 7/10/25 (a)(b)(c)	6,271,892	6,250,567
Station Casinos LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.5% 2/7/27 (a)(b)(c)	9,083,528	8,665,686
Twin River Worldwide Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.000% 9% 5/10/26 (a)(b)(c)	3,082,275	3,247,947

TOTAL GAMING		109,905,557

Healthcare - 5.8%
Aldevron LLC 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 10/11/26 (a)(b)(c)	8,265,969	8,262,497
American Renal Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 5.1466% 6/22/24 (a)(b)(c)	5,612,872	5,402,389
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.2382% 12/13/26 (a)(b)(c)	4,618,425	4,556,861
Elanco Animal Health, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9051% 8/1/27 (a)(b)(c)	12,207,602	11,851,507
HCA Holdings, Inc.:
Tranche B12 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 3/13/25 (a)(b)(c)	10,726,650	10,667,224
Tranche B13, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 3/18/26 (a)(b)(c)	655,997	652,441
MED ParentCo LP:
1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3966% 8/31/26 (a)(b)(c)	2,800,986	2,655,923
2LN, term loan 3 month U.S. LIBOR + 8.250% 8.3966% 8/30/27 (a)(b)(c)	1,310,000	1,205,200
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3526% 8/31/26 (a)(b)(c)(f)	704,654	668,160
Milano Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8/17/27 (b)(c)(d)	10,390,000	10,260,125
MPH Acquisition Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 6/7/23 (a)(b)(c)	4,398,916	4,323,519
Ortho-Clinical Diagnostics, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4056% 6/30/25 (a)(b)(c)	2,762,663	2,639,725
Packaging Coordinators Midco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 9/25/27 (b)(c)(d)	2,715,000	2,699,742
Pathway Vet Alliance LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 3/31/27 (b)(c)(d)(f)	258,187	253,863
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1466% 3/31/27 (a)(b)(c)	3,160,929	3,107,983
Radiology Partners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 7/9/25 (b)(c)(d)	490,000	468,685
RegionalCare Hospital Partners Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8966% 11/16/25 (a)(b)(c)	3,299,069	3,200,097
Surgery Center Holdings, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 9% 8/31/24 (a)(b)(c)	746,250	752,780
Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/31/24 (a)(b)(c)	550,022	517,021
U.S. Anesthesia Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 6/23/24 (a)(b)(c)	4,053,964	3,820,861
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1466% 6/13/26 (a)(b)(c)	8,667,481	8,431,292
Upstream Newco, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.6466% 11/20/26 (a)(b)(c)	1,741,250	1,632,422
Valeant Pharmaceuticals International, Inc.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.750% 2.9011% 11/27/25 (a)(b)(c)	6,442,353	6,281,294
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1511% 6/1/25 (a)(b)(c)	1,757,697	1,720,715
VVC Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.7502% 2/11/26 (a)(b)(c)	11,591,738	11,388,883
Wink Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 12/1/24 (a)(b)(c)	3,639,526	3,625,878

TOTAL HEALTHCARE		111,047,087

Homebuilders/Real Estate - 1.6%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8966% 8/21/25 (a)(b)(c)	9,334,344	8,980,945
Landry's Finance Acquisition Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 12.000% 13% 10/4/23 (a)(b)(c)	1,250,000	1,412,500
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (a)(b)(c)	4,512,428	3,882,132
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (a)(b)(c)	254,508	218,958
Ryan Specialty Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 7/23/27 (a)(b)(c)	4,620,000	4,570,936
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9058% 12/22/24 (a)(b)(c)	12,500,682	12,061,783

TOTAL HOMEBUILDERS/REAL ESTATE		31,127,254

Hotels - 1.5%
Aimbridge Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.000% 2/1/26 (b)(c)(d)	1,235,000	1,210,300
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8948% 2/1/26 (a)(b)(c)	3,232,300	2,876,747
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.1466% 11/30/23 (a)(b)(c)	7,816,909	7,592,173
Hilton Worldwide Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8981% 6/21/26 (a)(b)(c)	2,792,849	2,691,273
Marriott Ownership Resorts, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 8/31/25 (a)(b)(c)	3,822,018	3,645,250
Travelport Finance Luxembourg SARL 1LN, term loan:
3 month U.S. LIBOR + 5.000% 5.2203% 5/30/26 (a)(b)(c)	4,650,458	3,487,843
3 month U.S. LIBOR + 7.000% 9% 2/28/25 (a)(b)(c)	3,276,777	3,143,674
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 5/30/25 (a)(b)(c)	3,683,700	3,546,703

TOTAL HOTELS		28,193,963

Insurance - 5.0%
Acrisure LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6466% 2/13/27 (a)(b)(c)	7,901,825	7,615,384
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8966% 5/10/25 (a)(b)(c)	7,196,584	6,979,823
Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4011% 5/9/25 (a)(b)(c)	987,500	968,570
AmeriLife Holdings LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0827% 3/18/27 (a)(b)(c)(f)	306,977	302,372
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1551% 3/18/27 (a)(b)(c)	4,875,395	4,802,264
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 3/18/28 (a)(b)(c)(e)	655,000	641,900
AmWINS Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.75% 1/25/24 (a)(b)(c)	8,714,772	8,625,620
AssuredPartners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6466% 2/13/27 (a)(b)(c)	3,096,600	3,002,587
Asurion LLC:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 3.1466% 11/3/23 (a)(b)(c)	5,326,909	5,242,584
Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.000% 3.1466% 11/3/24 (a)(b)(c)	6,842,500	6,718,514
Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 3.1466% 8/4/22 (a)(b)(c)	9,912,287	9,786,302
3 month U.S. LIBOR + 6.500% 6.6466% 8/4/25 (a)(b)(c)	13,517,879	13,520,718
HUB International Ltd. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 3.2634% 4/25/25 (a)(b)(c)	14,154,774	13,662,046
3 month U.S. LIBOR + 4.000% 5% 4/25/25 (a)(b)(c)	4,386,850	4,366,276
USI, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.2204% 12/2/26 (a)(b)(c)	496,250	490,459
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.2204% 5/16/24 (a)(b)(c)	9,866,879	9,529,727

TOTAL INSURANCE		96,255,146

Leisure - 2.3%
Alterra Mountain Co. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 2.750% 2.8966% 7/31/24 (a)(b)(c)	1,993,685	1,918,084
3 month U.S. LIBOR + 4.500% 5.5% 8/3/26 (a)(b)(c)	1,447,725	1,429,628
Callaway Golf Co. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.6505% 1/4/26 (a)(b)(c)	2,744,438	2,746,715
Carnival Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.5% 6/30/25 (a)(b)(c)	2,952,600	2,982,953
Crown Finance U.S., Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 2.250% 2.5193% 2/28/25 (a)(b)(c)	6,914,338	4,571,138
3 month U.S. LIBOR + 2.500% 3.0193% 9/30/26 (a)(b)(c)	2,351,250	1,544,771
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.5% 2/1/24 (a)(b)(c)	10,969,747	10,617,838
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8% 9/8/24 (a)(b)(c)	1,000,000	599,580
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 4% 3/8/24 (a)(b)(c)	3,382,850	2,584,091
Herschend Entertainment Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 8/18/25 (a)(b)(c)	1,590,000	1,518,450
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 6/10/22 (a)(b)(c)	4,849,030	4,392,397
Seminole Tribe of Florida Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 7/6/24 (a)(b)(c)	3,432,971	3,351,438
SP PF Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.6466% 12/21/25 (a)(b)(c)	2,706,889	2,433,954
United PF Holdings LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.2204% 12/30/26 (a)(b)(c)	2,757,585	2,402,546
2LN, term loan 3 month U.S. LIBOR + 8.500% 8.7204% 12/30/27 (a)(b)(c)(e)	750,000	600,000
Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 12/30/26 (a)(b)(c)(e)	960,000	950,400

TOTAL LEISURE		44,643,983

Metals/Mining - 0.2%
American Rock Salt Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 3/21/25 (a)(b)(c)	3,217,413	3,185,238
Paper - 0.1%
Clearwater Paper Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1875% 7/26/26 (a)(b)(c)	830,208	823,982
Neenah, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 6/30/27 (a)(b)(c)	1,152,113	1,146,352

TOTAL PAPER		1,970,334

Publishing/Printing - 0.9%
Cengage Learning, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/7/23 (a)(b)(c)	5,160,563	4,301,690
Getty Images, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.6875% 2/19/26 (a)(b)(c)	1,943,846	1,807,777
Harland Clarke Holdings Corp. Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 11/3/23 (a)(b)(c)	4,022,849	3,278,139
Learning Care Group (U.S.) No 2, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 4.25% 3/13/25 (a)(b)(c)	3,300,375	2,993,044
3 month U.S. LIBOR + 8.500% 9.5% 3/13/25 (a)(b)(c)	2,428,913	2,428,913
Proquest LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6466% 10/17/26 (a)(b)(c)	1,188,948	1,173,195
Recorded Books, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1562% 8/31/25 (a)(b)(c)	589,661	584,502

TOTAL PUBLISHING/PRINTING		16,567,260

Railroad - 0.2%
Genesee & Wyoming, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.2204% 12/30/26 (a)(b)(c)	3,671,550	3,607,885
Restaurants - 0.9%
Burger King Worldwide, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 11/19/26 (a)(b)(c)	4,466,250	4,274,559
CEC Entertainment, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 8/30/26 (a)(b)(c)	2,611,875	1,658,541
KFC Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.9% 4/3/25 (a)(b)(c)	2,160,953	2,106,476
PFC Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 6.3966% 3/1/26 (a)(b)(c)	3,570,625	2,647,368
Red Lobster Hospitality LLC Tranche B, term loan 3 month U.S. LIBOR + 5.250% 6.25% 7/28/21 (a)(b)(c)	2,781,893	2,571,527
Whatabrands LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9055% 8/3/26 (a)(b)(c)	3,969,975	3,877,554

TOTAL RESTAURANTS		17,136,025

Services - 7.1%
ABG Intermediate Holdings 2 LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 9/29/24 (a)(b)(c)	940,000	930,600
Airbnb, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.5% 4/17/25 (a)(b)(c)	4,019,925	4,321,419
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.25% 6/13/25 (a)(b)(c)	8,125,000	7,609,063
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 6/13/24 (a)(b)(c)	12,721,187	11,865,687
Ancestry.com Operations, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/23 (a)(b)(c)	4,054,818	4,046,709
APX Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.148% 12/31/25 (a)(b)(c)	743,133	728,582
Aramark Services, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 3/11/25 (a)(b)(c)	6,711,300	6,404,258
Tranche B-4 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 1/15/27 (a)(b)(c)	1,368,125	1,305,424
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/21/24 (a)(b)(c)	9,890,522	9,184,240
Cast & Crew Payroll LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8966% 2/7/26 (a)(b)(c)	2,093,125	1,992,132
Conservice Midco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.4704% 5/13/27 (a)(b)(c)	2,245,000	2,216,938
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (a)(b)(c)	2,372,563	2,325,111
Creative Artists Agency LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8966% 11/26/26 (a)(b)(c)	1,985,000	1,902,623
Ensemble RCM LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.0106% 8/1/26 (a)(b)(c)	2,722,500	2,683,922
Filtration Group Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1466% 3/29/25 (a)(b)(c)	2,250,714	2,203,247
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 7/30/26 (a)(b)(c)	5,872,547	5,686,563
IAA Spinco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.4375% 6/29/26 (a)(b)(c)	2,418,750	2,376,422
Ion Trading Finance Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 11/21/24 (a)(b)(c)	7,935,670	7,773,624
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.25% 8/22/25 (a)(b)(c)	1,000,000	877,500
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 2/21/25 (a)(b)(c)	6,911,914	6,304,979
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 2/27/25 (a)(b)(c)	17,115,086	16,853,054
Maverick Purchaser Sub LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6466% 1/23/27 (a)(b)(c)	5,738,846	5,640,826
Sabert Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/10/26 (a)(b)(c)	3,606,875	3,540,761
Sotheby's 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 1/3/27 (a)(b)(c)	3,026,198	3,007,284
Spin Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 11/14/22 (a)(b)(c)	7,774,600	7,603,870
Staples, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.251% 4/16/26 (a)(b)(c)	2,981,061	2,765,858
Tranche B 2LN, term loan 3 month U.S. LIBOR + 4.500% 4.751% 9/12/24 (a)(b)(c)	272,500	255,695
SuperMoose Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8966% 8/29/25 (a)(b)(c)	3,586,125	3,207,358
The GEO Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.75% 3/23/24 (a)(b)(c)	1,848,244	1,694,489
WASH Multifamily Acquisition, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 8% 5/15/23 (a)(b)(c)	96,132	87,000
Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 4.25% 5/14/22 (a)(b)(c)	3,850,310	3,769,030
3 month U.S. LIBOR + 3.250% 4.25% 5/14/22 (a)(b)(c)	683,660	669,228
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 8% 5/14/23 (a)(b)(c)	548,868	496,725
WaterBridge Operating LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 6/21/26 (a)(b)(c)	2,970,000	2,462,991

TOTAL SERVICES		134,793,212

Steel - 0.1%
JMC Steel Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1448% 1/24/27 (a)(b)(c)	2,985,000	2,885,182
Super Retail - 4.5%
Academy Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 7/2/22 (a)(b)(c)	5,284,537	5,155,066
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 5.75% 9/25/24 (a)(b)(c)	47,012,392	46,513,112
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1511% 2/3/24 (a)(b)(c)	5,991,149	5,879,474
David's Bridal, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.000% 9% 1/18/24 (a)(b)(c)(e)	158,167	0
Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.000% 7% 6/30/23 (a)(b)(c)(e)	115,457	0
Harbor Freight Tools U.S.A., Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.25% 8/19/23 (a)(b)(c)	3,009,332	2,962,778
Michaels Stores, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 9/16/27 (b)(c)(d)	3,735,000	3,641,625
Party City Holdings, Inc. term loan 3 month U.S. LIBOR + 2.500% 3.25% 8/19/22 (a)(b)(c)	4,174,919	3,392,121
PETCO Animal Supplies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.25% 1/26/23 (a)(b)(c)	2,450,533	2,246,061
Red Ventures LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6466% 11/8/24 (a)(b)(c)	5,756,714	5,512,054
Sports Authority, Inc. Tranche B, term loan 3 month U.S. LIBOR + 6.000% 0% 11/16/17 (b)(c)(e)(g)	2,858,872	0
The Hillman Group, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.1466% 5/31/25 (a)(b)(c)	6,414,929	6,260,778
Weight Watchers International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 5.5% 11/29/24 (a)(b)(c)	4,018,315	3,999,228

TOTAL SUPER RETAIL		85,562,297

Technology - 14.5%
Allegro MicroSystems LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 9/24/27 (b)(c)(d)	750,000	744,375
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.9704% 8/10/25 (a)(b)(c)	5,713,400	2,425,510
Aptean, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3966% 4/23/26 (a)(b)(c)	2,219,367	2,186,077
Big Ass Fans LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 5/21/24 (a)(b)(c)	993,950	914,434
Boxer Parent Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.3966% 10/2/25 (a)(b)(c)	7,292,816	7,062,436
Brave Parent Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1466% 4/19/25 (a)(b)(c)	865,863	852,875
Cabot Microelectronics Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1875% 11/15/25 (a)(b)(c)	2,430,141	2,375,463
Camelot Finance SA:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 10/31/26 (b)(c)(d)	9,000,000	8,951,220
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1466% 10/31/26 (a)(b)(c)	4,455,044	4,364,562
CCC Information Services, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4% 4/27/24 (a)(b)(c)	3,904,276	3,870,934
Ceridian HCM Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.5996% 4/30/25 (a)(b)(c)	4,892,594	4,735,102
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3966% 4/4/26 (a)(b)(c)	7,637,838	7,429,172
Cvent, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8966% 11/29/24 (a)(b)(c)	2,922,550	2,632,370
Datto, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3966% 4/2/26 (a)(b)(c)	1,975,000	1,970,063
DCert Buyer, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1466% 10/16/26 (a)(b)(c)	7,188,875	7,087,799
Dell International LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.75% 9/19/25 (a)(b)(c)	4,630,917	4,606,512
DG Investment Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 2/1/25 (a)(b)(c)	1,541,143	1,476,615
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 2/1/26 (a)(b)(c)	600,000	540,000
Dynatrace LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3966% 8/23/25 (a)(b)(c)	1,879,199	1,844,547
EIG Investors Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 2/9/23 (a)(b)(c)	5,893,352	5,862,412
Emerald TopCo, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7606% 7/22/26 (a)(b)(c)	2,475,000	2,377,559
Epicor Software Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 7/30/27 (a)(b)(c)	4,360,000	4,349,710
EPV Merger Sub, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 7.3966% 3/8/26 (a)(b)(c)	545,000	508,213
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3966% 3/8/25 (a)(b)(c)	4,649,617	4,494,645
EXC Holdings III Corp. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 4.5% 12/2/24 (a)(b)(c)	1,788,310	1,764,847
3 month U.S. LIBOR + 7.500% 8.5% 12/1/25 (a)(b)(c)	1,000,000	978,750
Fastball Merger Sub LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3966% 1/22/27 (a)(b)(c)	1,027,425	1,004,308
Go Daddy Operating Co. LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6466% 8/7/27 (a)(b)(c)	3,865,313	3,803,313
Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 2/15/24 (a)(b)(c)	4,559,976	4,464,490
Hyland Software, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 7.75% 7/7/25 (a)(b)(c)	685,000	680,150
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 7/1/24 (a)(b)(c)	4,495,252	4,471,832
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 5.25% 1/20/24 (a)(b)(c)	8,610,761	8,542,564
3 month U.S. LIBOR + 9.000% 10% 1/20/25 (a)(b)(c)	2,270,000	2,182,991
MA FinanceCo. LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/5/25 (a)(b)(c)	1,750,000	1,738,328
Tranche B 3LN, term loan:
3 month U.S. LIBOR + 2.500% 2.6466% 6/21/24 (a)(b)(c)	15,068,760	14,277,650
3 month U.S. LIBOR + 2.500% 2.6466% 6/21/24 (a)(b)(c)	2,415,575	2,288,758
McAfee LLC Tranche B, term loan:
3 month U.S. LIBOR + 3.750% 3.8961% 9/29/24 (a)(b)(c)	8,091,136	8,022,604
3 month U.S. LIBOR + 8.500% 9.5% 9/29/25 (a)(b)(c)	1,607,727	1,615,766
MH Sub I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.6466% 9/15/24 (a)(b)(c)	1,185,556	1,151,471
NAVEX TopCo, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 7.15% 9/4/26 (a)(b)(c)	415,000	400,475
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4% 9/4/25 (a)(b)(c)	1,602,383	1,552,981
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.6556% 4/30/27 (a)(b)(c)	7,915,163	7,895,375
Omnitracs LLC 1LN, term loan 3 month U.S. LIBOR + 4.250% 3/23/25 (b)(c)(d)	1,000,000	991,880
Project Boost Purchaser LLC 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6466% 5/30/26 (a)(b)(c)	2,841,300	2,753,703
Rackspace Hosting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 11/3/23 (a)(b)(c)	7,453,983	7,304,009
Renaissance Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3966% 5/31/25 (a)(b)(c)	3,686,197	3,544,905
Severin Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4055% 8/1/25 (a)(b)(c)	3,433,838	3,326,530
Solera LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.9379% 3/3/23 (a)(b)(c)	3,476,881	3,400,598
Sophia LP:
1LN, term loan 3 month U.S. LIBOR + 3.750% 10/6/27 (b)(c)(d)	6,850,000	6,800,338
term loan 3 month U.S. LIBOR + 3.250% 4.25% 9/30/22 (a)(b)(c)	5,545,047	5,516,157
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 4/16/25 (a)(b)(c)	5,020,598	4,853,262
Tranche B 4LN, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 4/16/25 (a)(b)(c)	3,527,320	3,409,754
Tranche B 5LN, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 4/16/25 (a)(b)(c)	6,960,796	6,734,570
SUSE Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 9/22/27 (b)(c)(d)	1,660,000	1,651,700
Tempo Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8966% 5/1/24 (a)(b)(c)	7,717,848	7,515,255
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6551% 9/28/24 (a)(b)(c)	3,662,361	3,589,114
Uber Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.500% 3.6466% 7/13/23 (a)(b)(c)	2,984,456	2,930,049
3 month U.S. LIBOR + 4.000% 5% 4/4/25 (a)(b)(c)	6,934,833	6,871,657
Ultimate Software Group, Inc.:
1LN, term loan:
3 month U.S. LIBOR + 3.750% 3.8966% 5/4/26 (a)(b)(c)	6,296,400	6,235,199
3 month U.S. LIBOR + 4.000% 4.75% 5/3/26 (a)(b)(c)	10,985,000	10,945,234
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 5/3/27 (a)(b)(c)	4,015,000	4,081,930
Verscend Holding Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 4.6466% 8/27/25 (a)(b)(c)	7,284,204	7,202,257
VFH Parent LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1511% 3/1/26 (a)(b)(c)	7,082,829	7,027,512
VM Consolidated, Inc. Tranche B L1N, term loan 3 month U.S. LIBOR + 3.250% 3.3966% 2/28/25 (a)(b)(c)	3,304,582	3,230,229
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3966% 2/28/27 (a)(b)(c)	3,621,800	3,552,370
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 7.9011% 10/11/26 (a)(b)(c)	1,829,523	1,724,326
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9011% 10/11/25 (a)(b)(c)	2,986,461	2,879,695
Xperi Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1466% 6/1/25 (a)(b)(c)	4,345,000	4,227,337
Zelis Payments Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8966% 9/30/26 (a)(b)(c)	2,977,500	2,952,519

TOTAL TECHNOLOGY		275,751,347

Telecommunications - 8.5%
Altice Financing SA Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 2.8948% 1/31/26 (a)(b)(c)	3,155,029	2,973,615
3 month U.S. LIBOR + 2.750% 2.9024% 7/15/25 (a)(b)(c)	5,339,509	5,088,766
Blucora, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 5/22/24 (a)(b)(c)	1,738,602	1,703,830
Cablevision Lightpath LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 9/15/27 (b)(c)(d)	2,675,000	2,658,281
CenturyLink, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3966% 3/15/27 (a)(b)(c)	1,601,930	1,536,427
Connect Finco Sarl Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/11/26 (a)(b)(c)	4,226,979	4,092,266
Consolidated Communications, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 10/18/27 (b)(c)(d)	2,665,000	2,634,193
Evo Payments International LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.4% 12/22/23 (a)(b)(c)	2,670,511	2,633,792
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6% 6/15/24 (a)(b)(c)	17,494,659	17,171,532
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.97% 5/31/25 (a)(b)(c)	4,398,750	3,771,576
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 8% 11/27/23 (a)(b)(c)	22,970,000	23,049,706
Tranche B-4, term loan 3 month U.S. LIBOR + 5.500% 8.75% 1/2/24 (a)(b)(c)	4,000,000	4,025,000
Tranche B-5, term loan 8.625% 1/2/24 (c)	6,205,000	6,259,294
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.05% 7/13/22 (a)(b)(c)(f)	9,189,817	9,335,292
Iridium Satellite LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 11/4/26 (a)(b)(c)	2,661,625	2,653,081
Level 3 Financing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8966% 3/1/27 (a)(b)(c)	4,568,653	4,421,588
Onvoy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 2/10/24 (a)(b)(c)	1,729,797	1,648,721
Radiate Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 9/10/26 (b)(c)(d)	9,560,000	9,380,750
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.9% 4/11/25 (a)(b)(c)	4,398,750	4,279,280
Securus Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 5.5% 11/1/24 (a)(b)(c)	4,482,480	3,691,054
3 month U.S. LIBOR + 8.250% 9.25% 11/1/25 (a)(b)(c)	7,055,000	4,288,100
SFR Group SA:
Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 2.8966% 7/31/25 (a)(b)(c)	7,135,911	6,796,527
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 3.8399% 1/31/26 (a)(b)(c)	1,003,673	964,780
Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 4.1524% 8/14/26 (a)(b)(c)	5,895,000	5,714,967
T-Mobile U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1466% 4/1/27 (a)(b)(c)	11,715,638	11,697,830
Windstream Services LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 8/10/27 (a)(b)(c)	3,760,575	3,630,534
Xplornet Communications, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8966% 5/28/27 (a)(b)(c)	2,658,338	2,603,523
Zayo Group Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1466% 3/9/27 (a)(b)(c)	14,630,739	14,178,796

TOTAL TELECOMMUNICATIONS		162,883,101

Utilities - 3.0%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 8/1/25 (a)(b)(c)	12,670,067	12,335,197
ExGen Renewables IV, LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 11/28/24 (a)(b)(c)	2,700,438	2,692,850
Granite Generation LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 11/1/26 (a)(b)(c)	1,931,713	1,918,442
Green Energy Partners/Stonewall LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/13/21 (a)(b)(c)	3,931,410	3,538,269
Invenergy Thermal Operating I LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1466% 8/28/25 (a)(b)(c)	2,936,903	2,914,876
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 5% 2/15/24 (a)(b)(c)	4,748,803	4,423,320
LMBE-MC HoldCo II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 12/3/25 (a)(b)(c)	1,735,451	1,722,435
Pacific Gas & Electric Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 6/23/25 (a)(b)(c)	7,177,013	7,060,386
Pike Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.15% 7/24/26 (a)(b)(c)	2,270,000	2,247,300
Vertiv Group Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1567% 3/2/27 (a)(b)(c)	10,770,875	10,587,770
Vistra Operations Co. LLC Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8974% 12/31/25 (a)(b)(c)	8,183,264	8,053,395

TOTAL UTILITIES		57,494,240

TOTAL BANK LOAN OBLIGATIONS
(Cost $1,858,199,184)		1,766,668,154

Nonconvertible Bonds - 3.4%
Aerospace - 0.2%
TransDigm, Inc.:
6.25% 3/15/26 (h)	4,000,000	4,194,200
8% 12/15/25 (h)	385,000	418,688

TOTAL AEROSPACE		4,612,888

Air Transportation - 0.1%
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.5% 10/20/25 (h)	815,000	836,394
Broadcasting - 0.1%
Univision Communications, Inc.:
6.625% 6/1/27 (h)	1,205,000	1,176,381
9.5% 5/1/25 (h)	1,210,000	1,294,700

TOTAL BROADCASTING		2,471,081

Cable/Satellite TV - 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 3 month U.S. LIBOR + 1.650% 1.901% 2/1/24 (a)(b)	1,750,000	1,790,345
Chemicals - 0.3%
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 4.0004% 6/15/22 (a)(b)(h)	4,895,000	4,616,552
6.875% 6/15/25 (h)	1,000,000	910,000

TOTAL CHEMICALS		5,526,552

Containers - 0.3%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (h)	2,945,000	2,985,494
Berry Global, Inc. 4.875% 7/15/26 (h)	1,500,000	1,573,125
Trivium Packaging Finance BV 5.5% 8/15/26 (h)	1,085,000	1,123,490

TOTAL CONTAINERS		5,682,109

Diversified Financial Services - 0.2%
Financial & Risk U.S. Holdings, Inc. 6.25% 5/15/26 (h)	3,000,000	3,202,500
Energy - 0.2%
Citgo Petroleum Corp. 7% 6/15/25 (h)	2,260,000	2,228,925
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 5/15/26 (g)(h)	1,435,000	313,906
New Fortress Energy LLC 6.75% 9/15/25 (h)	535,000	559,343
Transocean Poseidon Ltd. 6.875% 2/1/27 (h)	1,140,000	913,687

TOTAL ENERGY		4,015,861

Food & Drug Retail - 0.0%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 3.5% 2/15/23 (h)	220,000	223,685
Gaming - 0.4%
Golden Entertainment, Inc. 7.625% 4/15/26 (h)	1,065,000	1,051,688
Scientific Games Corp. 5% 10/15/25 (h)	3,060,000	3,079,125
Stars Group Holdings BV 7% 7/15/26 (h)	2,000,000	2,125,000
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (h)	1,367,000	1,332,825
VICI Properties, Inc.:
3.5% 2/15/25 (h)	240,000	237,601
4.25% 12/1/26 (h)	345,000	346,604
4.625% 12/1/29 (h)	200,000	204,287

TOTAL GAMING		8,377,130

Healthcare - 0.4%
Tenet Healthcare Corp.:
4.625% 7/15/24	2,500,000	2,506,250
5.125% 5/1/25	1,000,000	1,001,000
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (h)	2,515,000	2,574,731
7% 3/15/24 (h)	1,780,000	1,842,300

TOTAL HEALTHCARE		7,924,281

Hotels - 0.1%
Marriott Ownership Resorts, Inc. 6.125% 9/15/25 (h)	1,865,000	1,947,116
Leisure - 0.1%
NCL Corp. Ltd. 12.25% 5/15/24 (h)	265,000	296,800
Royal Caribbean Cruises Ltd.:
9.125% 6/15/23 (h)	275,000	291,500
10.875% 6/1/23 (h)	1,335,000	1,493,509

TOTAL LEISURE		2,081,809

Publishing/Printing - 0.0%
Clear Channel International BV 6.625% 8/1/25 (h)	200,000	204,440
Restaurants - 0.0%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5.75% 4/15/25 (h)	160,000	170,800
Services - 0.0%
APX Group, Inc. 7.625% 9/1/23	490,000	494,900
Super Retail - 0.2%
EG Global Finance PLC:
6.75% 2/7/25 (h)	1,000,000	1,023,750
8.5% 10/30/25 (h)	1,905,000	2,005,013

TOTAL SUPER RETAIL		3,028,763

Technology - 0.2%
CommScope, Inc.:
5.5% 3/1/24 (h)	1,100,000	1,130,327
6% 3/1/26 (h)	1,100,000	1,146,640
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42% 6/15/21 (h)	754,000	770,276
SSL Robotics LLC 9.75% 12/31/23 (h)	1,200,000	1,321,776

TOTAL TECHNOLOGY		4,369,019

Telecommunications - 0.4%
Altice Financing SA 7.5% 5/15/26 (h)	3,095,000	3,276,150
SFR Group SA:
5.125% 1/15/29 (h)	165,000	164,381
7.375% 5/1/26 (h)	3,010,000	3,154,179

TOTAL TELECOMMUNICATIONS		6,594,710

Transportation Ex Air/Rail - 0.1%
Avolon Holdings Funding Ltd. 5.125% 10/1/23 (h)	2,255,000	2,260,638
TOTAL NONCONVERTIBLE BONDS
(Cost $65,558,603)		65,815,021
	Shares	Value

Common Stocks - 0.4%
Automotive & Auto Parts - 0.0%
Motors Liquidation Co. GUC Trust (i)	3,724	5,214
Broadcasting - 0.0%
Clear Channel Outdoor Holdings, Inc. (i)	59,243	59,243
iHeartMedia, Inc. (i)	25,194	204,575

TOTAL BROADCASTING		263,818

Diversified Financial Services - 0.0%
ACNR Holdings, Inc. (e)	15,697	108,507
Energy - 0.2%
Denbury, Inc. (i)	65,094	1,145,654
Expro Holdings U.S., Inc. (e)(i)	240,349	2,403,490
Expro Holdings U.S., Inc. (e)(h)(i)	88,205	882,050

TOTAL ENERGY		4,431,194

Publishing/Printing - 0.0%
Cenveo Corp. (e)(i)	4,167	121,510
Super Retail - 0.0%
David's Bridal, Inc.(e)(i)	5,338	0
David's Bridal, Inc. rights (e)(i)	1,346	0

TOTAL SUPER RETAIL		0

Utilities - 0.2%
TexGen Power LLC (e)	85,051	2,787,972
TOTAL COMMON STOCKS
(Cost $14,587,909)		7,718,215

Nonconvertible Preferred Stocks - 0.1%
Diversified Financial Services - 0.1%
ACNR Holdings, Inc. (e)
(Cost $1,123,250)	8,986	1,123,250
	Principal Amount	Value

Preferred Securities - 0.1%
Banks & Thrifts - 0.1%
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 3.6161% (a)(b)(j)	855,000	798,775
3 month U.S. LIBOR + 3.470% 3.7383% (a)(b)(j)	860,000	828,958
TOTAL BANKS & THRIFTS
(Cost $1,575,045)		1,627,733
	Shares	Value

Other - 0.0%
Other - 0.0%
Tribune Co. Claim (e)(i)
(Cost $45,406)	45,954	45,954

Money Market Funds - 6.2%
Fidelity Cash Central Fund 0.10% (k)
(Cost $117,683,804)	117,666,426	117,689,959
TOTAL INVESTMENT IN SECURITIES - 102.9%
(Cost $2,058,773,201)		1,960,688,286
NET OTHER ASSETS (LIABILITIES) - (2.9)%		(54,673,634)
NET ASSETS - 100%		$1,906,014,652

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (d) The coupon rate will be determined upon settlement of the loan after period end.

 (e) Level 3 security

 (f) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $5,266,865 and $5,320,503, respectively.

 (g) Non-income producing - Security is in default.

 (h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $60,904,576 or 3.2% of net assets.

 (i) Non-income producing

 (j) Security is perpetual in nature with no stated maturity date.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,070,528
Total	$1,070,528

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Cash Central Fund was $123,844,924. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $461,012,489 and $467,163,046, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$263,818	$263,818	$--	$--
Consumer Discretionary	--	--	--	--
Energy	4,431,194	1,145,654	--	3,285,540
Financials	1,236,971	5,214	--	1,231,757
Industrials	121,510	--	--	121,510
Utilities	2,787,972	--	--	2,787,972
Bank Loan Obligations	1,766,668,154	--	1,749,326,651	17,341,503
Corporate Bonds	65,815,021	--	65,815,021	--
Preferred Securities	1,627,733	--	1,627,733	--
Other	45,954	--	--	45,954
Money Market Funds	117,689,959	117,689,959	--	--
Total Investments in Securities:	$1,960,688,286	$119,104,645	$1,816,769,405	$24,814,236

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$12,988,902
Net Realized Gain (Loss) on Investment Securities	201,488
Net Unrealized Gain (Loss) on Investment Securities	(2,988,792)
Cost of Purchases	14,568,034
Proceeds of Sales	(3,814,694)
Amortization/Accretion	4,339
Transfers into Level 3	4,448,607
Transfers out of Level 3	(593,648)
Ending Balance	$24,814,236
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2020	$(2,962,179)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.8%
Luxembourg	6.6%
Canada	1.3%
Cayman Islands	1.0%
France	1.0%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,941,089,397)	$1,842,998,327
Fidelity Central Funds (cost $117,683,804)	117,689,959
Total Investment in Securities (cost $2,058,773,201)		$1,960,688,286
Cash		10,647,841
Receivable for investments sold		42,218,523
Receivable for fund shares sold		21,085
Interest receivable		11,187,181
Distributions receivable from Fidelity Central Funds		10,986
Total assets		2,024,773,902
Liabilities
Payable for investments purchased	$80,699,224
Payable for fund shares redeemed	38,048,129
Other payables and accrued expenses	11,897
Total liabilities		118,759,250
Net Assets		$1,906,014,652
Net Assets consist of:
Paid in capital		$2,040,919,800
Total accumulated earnings (loss)		(134,905,148)
Net Assets		$1,906,014,652
Net Asset Value, offering price and redemption price per share ($1,906,014,652 ÷ 19,752,143 shares)		$96.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2020
Investment Income
Dividends		$1,029,295
Interest		96,054,015
Income from Fidelity Central Funds		1,070,528
Total income		98,153,838
Expenses
Custodian fees and expenses	$32,843
Independent directors' fees and expenses	11,319
Miscellaneous	19
Total expenses before reductions	44,181
Expense reductions	(53,052)
Total expenses after reductions		(8,871)
Net investment income (loss)		98,162,709
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(25,281,156)
Fidelity Central Funds	(4,408)
Total net realized gain (loss)		(25,285,564)
Change in net unrealized appreciation (depreciation) on investment securities		(61,726,844)
Net gain (loss)		(87,012,408)
Net increase (decrease) in net assets resulting from operations		$11,150,301

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$98,162,709	$122,252,172
Net realized gain (loss)	(25,285,564)	(6,808,177)
Change in net unrealized appreciation (depreciation)	(61,726,844)	(33,640,471)
Net increase (decrease) in net assets resulting from operations	11,150,301	81,803,524
Distributions to shareholders	(101,753,020)	(121,953,549)
Affiliated share transactions
Proceeds from sales of shares	103,890,529	55,039,774
Reinvestment of distributions	100,453,836	114,264,359
Cost of shares redeemed	(154,548,895)	(478,275,822)
Net increase (decrease) in net assets resulting from share transactions	49,795,470	(308,971,689)
Total increase (decrease) in net assets	(40,807,249)	(349,121,714)
Net Assets
Beginning of period	1,946,821,901	2,295,943,615
End of period	$1,906,014,652	$1,946,821,901
Other Information
Shares
Sold	1,109,366	544,187
Issued in reinvestment of distributions	1,040,839	1,128,026
Redeemed	(1,601,294)	(4,693,420)
Net increase (decrease)	548,911	(3,021,207)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Floating Rate Central Fund

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$101.38	$103.31	$103.17	$102.63	$102.02
Income from Investment Operations
Net investment income (loss)A	4.985	6.104	5.279	5.268	5.424
Net realized and unrealized gain (loss)	(4.687)	(1.943)	.401	.545	.357
Total from investment operations	.298	4.161	5.680	5.813	5.781
Distributions from net investment income	(5.178)	(6.091)	(5.215)	(5.223)	(5.171)
Distributions from net realized gain	–	–	(.325)	(.050)	–
Total distributions	(5.178)	(6.091)	(5.540)	(5.273)	(5.171)
Net asset value, end of period	$96.50	$101.38	$103.31	$103.17	$102.63
Total ReturnB	.42%	4.20%	5.65%	5.77%	5.95%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	.06%	- %E
Expenses net of fee waivers, if any	- %E	- %E	- %E	.06%	- %E
Expenses net of all reductions	- %E	- %E	- %E	.06%	- %E
Net investment income (loss)	5.16%	6.01%	5.12%	5.09%	5.45%
Supplemental Data
Net assets, end of period (000 omitted)	$1,906,015	$1,946,822	$2,295,944	$1,634,506	$1,614,419
Portfolio turnover rate	40%	29%	47%	78%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2020

1. Organization.

Fidelity Floating Rate Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$7,426,779	Market comparable	Enterprise Value/EBITDA multiple (EV/EBITDA)	3.3 - 5.3 / 3.3	Increase
		Recovery value	Recovery value	125.0%	Increase
		Market approach	Parity price	$6.91 - $29.16 / $18.67	Increase
			Broker quote	$10.00	Increase
Bank Loan Obligations	$17,341,503	Market comparable	Enterprise Value/EBITDA multiple (EV/EBITDA)	5.3	Increase
		Recovery value	Recovery value	0.0% - 100.0% / 100.0%	Increase
		Market approach	Transaction price	$98.00 - $100.00 / $99.84	Increase
		Broker quoted	Bid price	$80.00 - $99.00 / $96.87	Increase
Other	$45,954	Recovery value	Recovery value	1.0%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$15,427,481
Gross unrealized depreciation	(113,553,433)
Net unrealized appreciation (depreciation)	$(98,125,952)
Tax Cost	$2,058,814,238

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(35,084,863)
Net unrealized appreciation (depreciation) on securities and other investments	$(98,125,952)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(273,760)
Long-term	(34,811,103)
Total capital loss carryforward	$(35,084,863)

The tax character of distributions paid was as follows:

	September 30, 2020	September 30, 2019
Ordinary Income	$101,753,020	$ 121,953,549

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Floating Rate Central Fund	775,123,665	722,866,041

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $53,052.

7. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Central Investment Portfolios LLC and Shareholders of Fidelity Floating Rate Central Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Floating Rate Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 17, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 304 funds. Ms. Doulton oversees 203 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period-B April 1, 2020 to September 30, 2020
Fidelity Floating Rate Central Fund	.0028%
Actual		$1,000.00	$1,128.60	$.01
Hypothetical-C		$1,000.00	$1,024.99	$.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.32% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $62,040,706 of distributions paid during the period January 1, 2020 to September 30, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

FR1-ANN-1120
1.814672.115

Fidelity® Real Estate Equity Central Fund

Annual Report

September 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended September 30, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Real Estate Equity Central Fund	(10.48)%	6.40%	5.06%

 A From November 3, 2014

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Equity Central Fund on November 3, 2014, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$13,391	Fidelity® Real Estate Equity Central Fund
$18,803	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 15.15% for the 12 months ending September 30, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks had entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, following a surge in COVID-19 cases outside China. The downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24, with recent strength supported by near-term potential for a COVID-19 vaccine breakthrough and signs of an early recovery in economic activity. The historic rally continued until September 2, when the S&P 500 achieved an all-time high, before retreating and returning -3.80% for the month, partly due to the inability of Congress to reach a deal on additional stimulus funding. Growth stocks dominated value shares for the year. By sector, information technology (+47%) led. In contrast, energy (-45%) fell hard along with the price of crude oil.

Comments from Manager Samuel Wald:  For the fiscal year ending September 30, 2020, the fund returned -10.48%, notably outperforming the -18.16% result of the benchmark, the FTSE NAREIT Equity REITs Index. A combination of strong subsector positioning – derived from our bottom-up investment approach – and security selection aided the fund's relative performance. Overweighting the so-called specialty category helped the fund versus the benchmark. This included our investment in data center REIT Digital Realty Trust (+16%), which benefited from increased computing demand due to employees working from home. The fund's significant underweighting in the regional mall category and an overweighting in industrial REITs also contributed. From a security selection standpoint, we made helpful picks in the office category, such as overweighting Alexandria Real Estate Equity. Conversely, security selection among shopping center REITs detracted. Looking at individual stocks, an average underweighting in poor-performing benchmark component Simon Property Group, the country's largest mall REIT, and selling this stock from the fund in March, added particular value. Overweighting VICI Properties (+9%), an owner of casino gaming properties, also aided the fund's relative return. In contrast, the fund's biggest individual detractor was an overweighted stake in hotel REIT RLJ Lodging Trust (-49%), which struggled due to sharp cutbacks in travel spending resulting from the COVID-19 pandemic.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of September 30, 2020

% of fund's net assets
Prologis (REIT), Inc.	11.7
Equinix, Inc.	8.2
Digital Realty Trust, Inc.	7.3
VICI Properties, Inc.	5.1
CubeSmart	4.9
Mid-America Apartment Communities, Inc.	4.3
Alexandria Real Estate Equities, Inc.	4.1
Ventas, Inc.	3.9
Essex Property Trust, Inc.	3.8
Invitation Homes, Inc.	3.8
57.1

Top Five REIT Sectors as of September 30, 2020

% of fund's net assets
REITs - Diversified	21.0
REITs - Warehouse/Industrial	16.4
REITs - Apartments	15.4
REITs - Health Care	10.5
REITs - Storage	8.7

Asset Allocation (% of fund's net assets)

As of September 30, 2020
Stocks	99.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

Schedule of Investments September 30, 2020

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 97.0%
REITs - Apartments - 15.4%
Essex Property Trust, Inc.	132,819	$26,668,727
Invitation Homes, Inc.	941,804	26,361,094
Mid-America Apartment Communities, Inc.	262,900	30,483,255
UDR, Inc.	749,382	24,437,347
		107,950,423
REITs - Diversified - 21.0%
Clipper Realty, Inc.	434,086	2,626,220
Digital Realty Trust, Inc.	349,723	51,325,347
Equinix, Inc.	75,038	57,038,635
VICI Properties, Inc.	1,538,131	35,946,121
		146,936,323
REITs - Health Care - 10.5%
CareTrust (REIT), Inc.	618,400	11,004,428
Healthcare Realty Trust, Inc.	577,410	17,391,589
Ventas, Inc.	659,494	27,672,368
Welltower, Inc.	311,966	17,186,207
		73,254,592
REITs - Hotels - 2.7%
RLJ Lodging Trust	2,143,767	18,565,022
REITs - Management/Investment - 7.2%
American Tower Corp.	61,300	14,818,049
Lexington Corporate Properties Trust	1,348,037	14,086,987
National Retail Properties, Inc.	618,081	21,329,975
		50,235,011
REITs - Manufactured Homes - 3.2%
Equity Lifestyle Properties, Inc.	364,300	22,331,590
REITs - Office Property - 8.6%
Alexandria Real Estate Equities, Inc.	180,680	28,908,800
Douglas Emmett, Inc.	587,162	14,737,766
Highwoods Properties, Inc. (SBI)	391,288	13,135,538
Mack-Cali Realty Corp.	284,788	3,594,025
		60,376,129
REITs - Single Tenant - 3.3%
Four Corners Property Trust, Inc.	902,900	23,105,211
REITs - Storage - 8.7%
CubeSmart	1,069,819	34,565,852
Extra Space Storage, Inc.	143,335	15,335,412
Iron Mountain, Inc. (a)	421,700	11,297,343
		61,198,607
REITs - Warehouse/Industrial - 16.4%
Americold Realty Trust	525,510	18,786,983
Prologis (REIT), Inc.	814,821	81,987,290
Terreno Realty Corp.	260,016	14,238,476
		115,012,749

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		678,965,657

Real Estate Management & Development - 2.0%
Real Estate Services - 2.0%
CBRE Group, Inc. (b)	302,800	14,222,516
TOTAL COMMON STOCKS
(Cost $689,680,386)		693,188,173

Money Market Funds - 1.2%
Fidelity Cash Central Fund 0.10% (c)	4,116,714	4,117,538
Fidelity Securities Lending Cash Central Fund 0.10% (c)(d)	3,948,605	3,949,000
TOTAL MONEY MARKET FUNDS
(Cost $8,066,538)		8,066,538
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $697,746,924)		701,254,711
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,184,130)
NET ASSETS - 100%		$700,070,581

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$92,408
Fidelity Securities Lending Cash Central Fund	364
Total	$92,772

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$693,188,173	$693,188,173	$--	$--
Money Market Funds	8,066,538	8,066,538	--	--
Total Investments in Securities:	$701,254,711	$701,254,711	$--	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		September 30, 2020
Assets
Investment in securities, at value (including securities loaned of $3,847,044) — See accompanying schedule: Unaffiliated issuers (cost $689,680,386)	$693,188,173
Fidelity Central Funds (cost $8,066,538)	8,066,538
Total Investment in Securities (cost $697,746,924)		$701,254,711
Cash		137,644
Foreign currency held at value (cost $1)		1
Receivable for fund shares sold		24,690
Dividends receivable		2,870,864
Distributions receivable from Fidelity Central Funds		805
Total assets		704,288,715
Liabilities
Payable for investments purchased	$230,665
Payable for fund shares redeemed	32,138
Other payables and accrued expenses	6,331
Collateral on securities loaned	3,949,000
Total liabilities		4,218,134
Net Assets		$700,070,581
Net Assets consist of:
Paid in capital		$819,819,962
Total accumulated earnings (loss)		(119,749,381)
Net Assets		$700,070,581
Net Asset Value, offering price and redemption price per share ($700,070,581 ÷ 6,476,583 shares)		$108.09

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended September 30, 2020
Investment Income
Dividends		$21,286,404
Income from Fidelity Central Funds (including $364 from security lending)		92,772
Total income		21,379,176
Expenses
Custodian fees and expenses	$16,047
Independent directors' fees and expenses	3,894
Interest	257
Miscellaneous	9
Total expenses before reductions	20,207
Expense reductions	(172)
Total expenses after reductions		20,035
Net investment income (loss)		21,359,141
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(125,536,528)
Fidelity Central Funds	479
Total net realized gain (loss)		(125,536,049)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(39,075,241)
Fidelity Central Funds	(104)
Total change in net unrealized appreciation (depreciation)		(39,075,345)
Net gain (loss)		(164,611,394)
Net increase (decrease) in net assets resulting from operations		$(143,252,253)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended September 30, 2020	Year ended September 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,359,141	$6,574,112
Net realized gain (loss)	(125,536,049)	(652,434)
Change in net unrealized appreciation (depreciation)	(39,075,345)	30,902,968
Net increase (decrease) in net assets resulting from operations	(143,252,253)	36,824,646
Distributions to shareholders	(19,495,484)	(7,127,321)
Affiliated share transactions
Proceeds from sales of shares	712,478,792	302,970,039
Reinvestment of distributions	19,495,485	7,127,321
Cost of shares redeemed	(323,058,306)	(12,596,003)
Net increase (decrease) in net assets resulting from share transactions	408,915,971	297,501,357
Total increase (decrease) in net assets	246,168,234	327,198,682
Net Assets
Beginning of period	453,902,347	126,703,665
End of period	$700,070,581	$453,902,347
Other Information
Shares
Sold	6,116,468	2,536,940
Issued in reinvestment of distributions	177,230	66,669
Redeemed	(3,465,003)	(110,408)
Net increase (decrease)	2,828,695	2,493,201

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate Equity Central Fund

Years ended September 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$124.43	$109.73	$112.82	$113.15	$95.92
Income from Investment Operations
Net investment income (loss)A	3.43	3.92	3.84	3.00	3.03
Net realized and unrealized gain (loss)	(16.47)	15.85	.13	(.91)	17.03
Total from investment operations	(13.04)	19.77	3.97	2.09	20.06
Distributions from net investment income	(3.30)	(3.16)	(3.16)B	(2.29)	(2.83)
Distributions from net realized gain	–	(1.91)	(3.90)B	(.12)	–
Total distributions	(3.30)	(5.07)	(7.06)	(2.42)C	(2.83)
Net asset value, end of period	$108.09	$124.43	$109.73	$112.82	$113.15
Total ReturnD	(10.48)%	18.98%	3.73%	1.95%	21.08%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	- %G	.01%	.01%	.01%	.01%
Expenses net of all reductions	- %G	.01%	.01%	.01%	.01%
Net investment income (loss)	3.05%	3.44%	3.59%	2.72%	2.86%
Supplemental Data
Net assets, end of period (000 omitted)	$700,071	$453,902	$126,704	$127,147	$173,787
Portfolio turnover rateH	84%I	37%	47%	64%	69%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended September 30, 2020

1. Organization.

Fidelity Real Estate Equity Central Fund (the Fund) is a non-diversified fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$61,339,544
Gross unrealized depreciation	(86,805,373)
Net unrealized appreciation (depreciation)	$(25,465,829)
Tax Cost	$726,720,540

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,416,236
Capital loss carryforward	$(97,699,788)
Net unrealized appreciation (depreciation) on securities and other investments	$(25,465,829)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(97,699,788)

The tax character of distributions paid was as follows:

	September 30, 2020	September 30, 2019
Ordinary Income	$19,495,484	$ 4,921,589
Long-term Capital Gains	–	2,205,732
Total	$19,495,484	$ 7,127,321

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate Equity Central Fund	551,480,687	636,105,238

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Real Estate Equity Central Fund	$8,311

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Real Estate Equity Central Fund	Borrower	$5,079,000	1.83%	$257

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments, and cash valued at $505,031,710 in exchange for 4,177,959 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $40. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $172.

8. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Central Investment Portfolios LLC and Shareholders of Fidelity Real Estate Equity Central Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 10, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 304 funds. Ms. Doulton oversees 203 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2004

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Lloyd James Austin, III (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

General Austin also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, General Austin (United States Army, Retired) held a variety of positions within the U.S. Government, including Commander, U.S. Central Command (2013-2016), Vice Chief of Staff, U.S. Army (2012-2013) and Commanding General, U.S. Forces – Iraq, Operation New Dawn (2010-2012). General Austin currently serves as a Partner of Pine Island Capital Partners (private equity, 2020-present) and as President of the Austin Strategy Group LLC (consulting, 2016-present). General Austin serves as a member of the Board of Directors of Nucor Corporation (steel products, 2017-present), as a member of the Board of Directors of Tenet Healthcare Corporation (2018-present) and as a member of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). In addition, General Austin currently serves as a member of the Board of Trustees of the Carnegie Corporation of New York (2017-present) and as a member of the Board of Trustees of Auburn University (2017-present). Previously, General Austin served as a member of the Board of Directors of United Technologies Corporation (aerospace, defense and building, 2016-2020).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Kennedy also serves as a Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Kennedy held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2017

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period-B April 1, 2020 to September 30, 2020
Fidelity Real Estate Equity Central Fund	.0032%
Actual		$1,000.00	$1,162.00	$.02
Hypothetical-C		$1,000.00	$1,024.98	$.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 1% of the dividends distributed in November and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

A percentage of the dividends distributed during the fiscal year qualify as a Section 199A dividend:

October, 2019	100%
November, 2019	100%
December, 2019	98%
March, 2020	100%
April, 2020	100%
May, 2020	100%
June, 2020	100%
July, 2020	100%
August, 2020	100%
September, 2020	100%

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

ESCIP-ANN-1120
1.831584.114

Item 2.

Code of Ethics

As of the end of the period, September 30, 2020, Fidelity Central Investment Portfolios LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Equity Central Fund, Fidelity Floating Rate Central Fund, Fidelity International Equity Central Fund, and Fidelity Real Estate Equity Central Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

September 30, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Equity Central Fund	$40,200	$-	$10,000	$1,000
Fidelity Floating Rate Central Fund	$75,500	$-	$8,800	$1,600
Fidelity International Equity Central Fund	$45,200	$-	$10,000	$1,100
Fidelity Real Estate Equity Central Fund	$37,900	$-	$8,100	$900

September 30, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Equity Central Fund	$44,000	$100	$6,300	$1,200
Fidelity Floating Rate Central Fund	$79,000	$100	$6,300	$2,100
Fidelity International Equity Central Fund	$49,000	$100	$6,400	$1,300
Fidelity Real Estate Central Fund	$41,000	$100	$5,700	$1,100

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2020A	September 30, 2019A
Audit-Related Fees	$-	$290,000
Tax Fees	$3,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	September 30, 2020A	September 30, 2019A
Deloitte Entities	$546,100	$675,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios LLC

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	November 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	November 19, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	November 19, 2020